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Aviat Networks, Inc.
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AVIAT NETWORKS, INC.
200C Parker Dr. Suite 100A
Austin, Texas 78728

Notice of Annual Meeting of Stockholders for Fiscal Year 2021
To Be Held on November 10, 2021

TO THE HOLDERS OF COMMON STOCK OF AVIAT NETWORKS, INC.
NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders for fiscal year 2021 (the “Annual Meeting”) of Aviat Networks, Inc. (the “Company”) will be held online only, on November 10, 2021, at 12:30 p.m. Central time. You may attend the Annual Meeting online via webcast by visiting www.virtualshareholdermeeting.com/AVNW2021 and entering your 16-digit control number included with the Notice of Internet Availability of Proxy Materials or proxy card. You will be able to vote your shares and submit questions while attending the Annual Meeting online for the following purposes:

1.To elect six directors to serve until the Company’s 2022 Annual Meeting of Stockholders or until their successors have been elected and qualified.

2.To vote on the ratification of the appointment by our Audit Committee of BDO USA, LLP (“BDO”) as the Company’s independent registered public accounting firm for fiscal year 2022.

3.To hold an advisory, non-binding vote to approve the Company’s named executive officer compensation (“Say-on-Pay”).

4.To approve the Amended and Restated 2018 Incentive Plan.

5.To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement or other delay thereof.

Only holders of common stock at the close of business on September 13, 2021, are entitled to notice of and to vote at the Annual Meeting or any adjournment, postponement or other delay thereof.
Whether or not you expect to attend the Annual Meeting online, we urge you to submit a proxy to vote your shares. This will help ensure the presence of a quorum at the Annual Meeting.

By Order of the Board of Directors

September 27, 2021	/s/ Peter A. Smith
President and Chief Executive Officer

Important Notice Regarding the Availability of Proxy Materials
for the Stockholder Meeting to Be Held on November 10, 2021
This Proxy Statement for the 2021 Annual Meeting of Stockholders and
our Annual Report to Stockholders for the Fiscal Year Ended July 2, 2021 are available at
www.proxyvote.com

Your vote is important regardless of the number of shares you own. The Board of Directors urges you to sign, date and return the enclosed proxy card by mail (using the enclosed postage-paid envelope) as promptly as possible, or vote electronically or by telephone as described in the attached proxy statement. If you have any questions or need assistance in voting your shares, please contact Broadridge, toll-free at 1-800-690-6903.

TABLE OF CONTENTS

Page

ABOUT THE ANNUAL MEETING	1
What is the purpose of the Annual Meeting?	1
What is the record date, and who is entitled to vote at the Annual Meeting?	1
What are the voting rights of the holders of common stock at the Annual Meeting?	2
Who may attend the Annual Meeting?	2
How do I vote?	2
Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials this year instead of a full set of proxy materials?	2
How can I access the proxy materials and annual report on the Internet?	3
Why is Aviat soliciting proxies?	3
How do I revoke my proxy?	3
What vote is required to approve each item?	3
What happens if a director does not receive a sufficient number of votes?	4
What constitutes a quorum, abstention, and broker “non-vote”?	4
Who pays for the cost of solicitation?	4
What is the deadline for submitting proposals and director nominations for the 2022 Annual Meeting?	4
Who will count the votes?	5
CORPORATE GOVERNANCE	5
Board Members	5
Director Selection Process	6
Recently Appointed Director	6
Director Nominees	6
Board and Committee Meetings and Attendance	7
Board Member Qualifications	7
Directors’ Biographies	7
Board Leadership	10
The Board’s Role in Risk Oversight	10
Principles of Corporate Governance, Bylaws and other Governance Documents	10
Board Committees	13
Audit Committee	14
Compensation Committee	14
Compensation Committee Interlock and Insider Participation	14
Governance and Nominating Committee	14
Stockholder Communications with the Board	15
Code of Conduct	15
TRANSACTIONS WITH RELATED PERSONS	15
DIRECTOR COMPENSATION AND BENEFITS	16
Fiscal Year 2021 Compensation of Non-Employee Directors	17
Indemnification	18
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	19
i

TABLE OF CONTENTS
(continued)

ii

AVIAT NETWORKS, INC.

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON NOVEMBER 10, 2021

This proxy statement (this “Proxy Statement”) applies to the solicitation of proxies by the Board of Directors (the “Board”) of Aviat Networks, Inc. (which we refer to as “Aviat,” the “Company,” “we,” “our,” and “ours”) for use at the Annual Meeting of Stockholders for fiscal year 2021 and any adjournment, postponement or other delay thereof (the “Annual Meeting”), to be held at 12:30 p.m., Central Time, on November 10, 2021. The Annual Meeting will be held online via webcast, at www.virtualshareholdermeeting.com/AVNW2021 (“Meeting Website”). Stockholders attending the meeting online via webcast will be able to submit questions and vote their shares electronically at the meeting. These proxy materials are being made available on or about September 27, 2021, to our stockholders entitled to notice of and to vote at the Annual Meeting.
To participate in the Annual Meeting, you will need the 16-digit control number included on your proxy card, voting instruction form or notice of internet availability. The Annual Meeting will begin promptly at 12:30 p.m., Central Time. Online access and check-in will begin at 12:15 p.m., Central Time. We encourage you to access the Meeting Website prior to the start time to allow ample time for login procedures and so you may address any technical difficulties before the Annual Meeting begins. If you encounter any difficulties accessing the webcast Annual Meeting during login or in the course of the meeting, please contact the phone number found on the login page at www.virtualshareholdermeeting.com/AVNW2021.
You may vote and ask questions during the Annual Meeting by following the instructions available on the Meeting Website at the time of the Annual Meeting. Stockholders may submit questions electronically, in real-time during the meeting. A list of stockholders entitled to vote at the Annual Meeting will be available for ten days prior to the Annual Meeting for examination by any stockholder for any purpose germane to the Annual Meeting by emailing our Investor Relations team at investorinfo@aviatnet.com. This list will also be available for such purposes during the Annual Meeting at the link to be provided upon your registration for the Annual Meeting.
ABOUT THE ANNUAL MEETING

What is the purpose of the Annual Meeting?
The purpose of the Annual Meeting is to obtain stockholder action on the matters outlined in the notice of meeting included with this Proxy Statement. All holders of shares of common stock at the close of business on September 13, 2021, are entitled to notice of and to vote at the Annual Meeting. At the Annual Meeting, our stockholders will vote (i) to elect six directors, (ii) on the ratification of the appointment by our Audit Committee of BDO USA, LLP (“BDO”) as the Company’s independent registered public accounting firm for fiscal year 2022, (iii) on an advisory, non-binding resolution to approve the Company’s named executive officer compensation (“Say-on-Pay”), (iv) to approve the Amended and Restated 2018 Incentive Plan of the Company (the “Amended and Restated Plan”), and (v) to transact such other business as may properly come before the Annual Meeting or any adjournment or postponement or other delay thereof.

What is the record date, and who is entitled to vote at the Annual Meeting?
The record date for the stockholders entitled to vote at the Annual Meeting is September 13, 2021 (the “Record Date”). The Record Date was established by the Board as required by the Delaware General Corporation Law and the Amended and Restated Bylaws of the Company (the “Bylaws”). Owners of shares of our common stock at the close of business on the Record Date are entitled to receive notice of the Annual Meeting and to vote at the Annual Meeting. You may vote all shares that you owned as of the Record Date.

What are the voting rights of the holders of common stock at the Annual Meeting?
Each outstanding share of our common stock is entitled to one vote on each matter considered at the Annual Meeting. As of the Record Date, there were 11,187,111 shares of our common stock outstanding.

Who may attend the Annual Meeting?
All stockholders as of the Record Date, or their duly appointed proxies, may attend the Annual Meeting. Stockholders will be able to participate in the Annual Meeting online via webcast by visiting www.virtualshareholdermeeting.com/AVNW2021 and entering the 16-digit control number included in your Notice of Internet Availability of Proxy Materials, or on your proxy card or in the instructions that accompanied your proxy materials.
The Annual Meeting will begin promptly at 12:30 p.m. Central time. Online check-in will be available beginning at 12:15 p.m. Central time. Please allow ample time for online check-in procedures. If you encounter any difficulties accessing the webcast Annual Meeting during login or in the course of the meeting, please contact the phone number found on the login page at www.virtualshareholdermeeting.com/AVNW2021.
If your shares are held in “street name” (that is, through a bank, broker or other holder of record) and you wish to attend the Annual Meeting but did not receive a 16-digit control number from your bank or brokerage firm, please follow the instructions from your bank or brokerage firm, including any requirement to obtain a legal proxy. Most banks or brokerage firms allow a shareholder to obtain a legal proxy either online or by mail.
You may contact us by calling (512) 265-3680 for more information or directions on how to attend the Annual Meeting online.

How do I vote?
Stockholders of record can vote by proxy as follows:
•Via the Internet: Stockholders may submit voting instructions through the Internet by following the instructions included with the proxy card.

•By Telephone: Stockholders may submit voting instructions by telephone by following the instructions included with the proxy card.

•By Mail: Stockholders may sign, date and return their proxy card in the pre-addressed, postage-paid envelope provided.

•At the Annual Meeting: You may attend the Annual Meeting online via webcast, vote, and submit a question during the Annual Meeting online by visiting www.virtualshareholdermeeting.com/AVNW2021 and using your 16-digit control number to enter the meeting even if you have previously returned a proxy card.

Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials this year instead of a full set of proxy materials?
Pursuant to SEC rules, we have provided access to our proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to our stockholders of record and beneficial owners of shares held in “street name.” All stockholders entitled to vote at the Annual Meeting will have the ability to access the proxy materials on a website referred to in the Notice or request a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. In addition, the Notice contains information on how stockholders of record may request delivery of proxy materials in printed form by mail or electronically by email on an ongoing basis. Please note that, while our proxy materials are available at the website referenced in the Notice and on our website, no other information contained on either website is incorporated by reference into or considered to be a part of this document.

How can I access the proxy materials and annual report on the Internet?
This Proxy Statement, the form of proxy card, the Notice and our annual report on Form 10-K for the fiscal year ended July 2, 2021 are available at www.Proxyvote.com.

Why is Aviat soliciting proxies?
In lieu of personally attending and voting at the Annual Meeting, you may appoint a proxy to vote on your behalf. The Board has designated proxy holders to whom you may submit your voting instructions. The proxy holders for the Annual Meeting are John Mutch, Chairman of the Board, and Peter Smith, Director, President and Chief Executive Officer (“CEO”).

How do I revoke my proxy?
If you are a stockholder of record, you may revoke your proxy at any time before your shares are voted at the Annual Meeting by:
•delivering a written notice of revocation to the Company’s Secretary, at 200 Parker Drive, Suite C100A, Austin, TX 78728;
•signing, dating and returning a proxy card bearing a later date;
•submitting another proxy by Internet or telephone (the latest dated proxy will control); or
•attending the Annual Meeting and voting online by ballot.
If you hold your shares in “street name,” you should follow the directions provided by the bank, broker or other holder of record to revoke your proxy. Regardless of how you hold your shares, your online attendance at the Annual Meeting after having executed and delivered a valid proxy card will not in and of itself constitute a revocation of your proxy.

What vote is required to approve each item?
•Proposal No. 1 (election of directors): the director nominees will be elected by a majority of the votes cast. Stockholders may not cumulate votes in the election of directors. The Board recommends a vote “FOR” all nominees.
•Proposal No. 2 (ratification of appointment of independent registered public accounting firm): the affirmative vote by the holders of a majority of the voting power of the common stock present online or represented by proxy at the Annual Meeting and entitled to vote on the proposal is necessary for approval of Proposal No. 2. The Board recommends a vote “FOR” Proposal No. 2.
•Proposal No. 3 (advisory, non-binding vote on named executive officer compensation): the affirmative vote by the holders of a majority of the voting power of the common stock present online or represented by proxy at the Annual Meeting and entitled to vote on the proposal is necessary for approval of Proposal No. 3. The Board recommends a vote “FOR” Proposal No. 3.
•Proposal No. 4 (approval of the Amended and Restated 2018 Incentive Plan of Aviat Networks, Inc.): the affirmative vote by the holders of a majority of the voting power of the common stock present online or represented by proxy at the Annual Meeting and entitled to vote on the proposal is necessary for approval of Proposal No. 4. The Board recommends a vote “FOR” Proposal No. 4.

What happens if a director does not receive a sufficient number of votes?
Aviat’s Corporate Governance Guidelines provide that a director nominee who receives a greater number of votes “AGAINST” his or her election than votes “FOR” his or her election must promptly offer his or her resignation to the Board. The Board will determine whether to accept the nominee’s resignation. See “Majority Vote Policy in Director Elections” for additional information.

What constitutes a quorum, abstention and broker “non-vote”?
The presence at the Annual Meeting virtually through the webcast, or by proxy of the holders of common stock entitled to cast a majority of the voting power of all of the common stock issued and outstanding and entitled to vote at the Annual Meeting constitutes a quorum for the transaction of business at the Annual Meeting.
Abstentions and broker “non-votes” are counted as present and are, therefore, included for purposes of determining whether a quorum is present at the Annual Meeting. An abstention occurs when a stockholder does not vote for or against a proposal but specifically abstains from voting. A broker “non-vote” occurs when a bank, broker or other holder of record holding shares in street name for a beneficial owner signs and submits a proxy or votes with respect to shares of common stock held in a fiduciary capacity, but does not vote on a particular matter because the bank, broker or other holder of record does not have discretionary voting power with respect to that matter and has not received instructions from the beneficial owner or because the bank, broker or other holder of record elects not to vote on a matter as to which it does have discretionary voting power. Under the rules governing banks, brokers and other holders of record who are voting with respect to shares held in street name, such entities have the discretion to vote such shares on routine matters but not on non-routine matters. Only Proposal No. 2 is a routine matter.
For Proposal No. 1, abstentions and broker “non-votes”, if any, will be disregarded and have no effect on the outcome of the vote. For Proposals No. 2, No. 3, and No. 4, abstentions will have the same effect as voting against the proposal, and broker “non-votes”, if any, will be disregarded and have no effect on the outcome of the vote.

Who pays for the cost of solicitation?
We will bear the entire cost of solicitation, including the preparation, assembly, printing, and mailing of this Proxy Statement, the proxy card, the Notice and any additional solicitation materials that may be furnished to our stockholders and the maintenance and operation of the website providing Internet access to these proxy materials. We will reimburse banks, brokers and other holders of record for reasonable expenses incurred in sending proxy materials to beneficial owners of our common stock and maintaining Internet access for such materials and the submission of proxies. We may supplement the original solicitation of proxies by mail through solicitation by telephone, email, over the Internet or by other means by our directors, officers and other employees. No additional compensation will be paid to these individuals for any such services.
In addition, the Company has retained D.F. King & Co. to assist it in the solicitation of proxies. The Company has agreed to pay D.F. King & Co. a fee of $10,500, plus reimbursement for their reasonable out-of-pocket expenses. The Company has also agreed to indemnify D.F. King & Co. against certain liabilities and expenses, including certain liabilities and expenses under the federal securities laws.

What is the deadline for submitting proposals and director nominations for the 2022 Annual Meeting?
For stockholder proposals that are not intended to be included in next year’s proxy statement and for director nominations that are intended to be included in next year’s proxy statement, a stockholder of record must submit a written notice thereof, which notice must be received by our Corporate Secretary at our principal executive offices not earlier than August 12, 2022, or later than September 11, 2022. The full requirements for the submission of proposals of business not intended to be included in the Company’s proxy and of nominations of directors are contained in Article II, Sections 13 and 14, respectively, of our Bylaws, which are available for review at our website, www.aviatnetworks.com.
Stockholder proposals intended for inclusion in next year’s proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 (the “Exchange Act”) must be directed to the Corporate Secretary, Aviat Networks, Inc., at our principal executive offices, and must be received by May 27, 2022.
In accordance with the rules of the SEC, the proxies solicited by the Board for the 2022 Annual Meeting will confer discretionary authority on the proxy holders to vote on any director nomination or stockholder proposal properly presented at the 2022 Annual Meeting if the Company fails to receive notice of such matter in accordance with the periods specified above.

Who will count the votes?
Broadridge will tabulate the votes cast by proxy. The Company has retained an independent inspector of elections in connection with Aviat’s solicitation of proxies for the Annual Meeting. Aviat intends to notify stockholders of the results of the Annual Meeting by filing a Form 8-K with the SEC.

CORPORATE GOVERNANCE
We believe in and are committed to sound corporate governance principles. Consistent with our commitment to and continuing evolution of corporate governance principles, we adopted a Code of Conduct, Corporate Governance Guidelines and written charters for the Governance and Nominating Committee, Audit Committee and Compensation Committee which are available in the Governance subsection of the Investors page of our website at https://aviatnetworks.com. Each of our Board committees is required to conduct an annual review of its charter and applicable guidelines.

Board Members
The authorized size of the Board is currently up to seven. Our Bylaws require that the Board have a minimum of three directors. Directors are nominated by the Governance and Nominating Committee of the Board. To further continue our commitment to Board diversity, the Board elected Michele Klein on May 13, 2021. To further accelerate the next phase of the Company’s growth, two new director nominees will be voted on during the Annual Meeting as part of the Board Refreshment Program for fiscal year 2022 (the “Board Refreshment Program”). The Board recognizes the importance of Board refreshment to ensure that it benefits from fresh ideas and perspectives. In support of the Board Refreshment Program and the Board’s transition, directors Dahlia Loeb, Kenneth Kong and John Quicke are not standing for re-election.
The following are the members of the Board as of the date of this Proxy Statement. See Proposal No. 1 for additional information regarding the new nominees for director.

Name	Title and Positions
John Mutch	Director, Chairman of the Board
Michele Klein	Director
Kenneth Kong	Director
Dahlia Loeb	Director
John J. Quicke	Director
Peter Smith	Director, President and Chief Executive Officer
Dr. James C. Stoffel	Director

The Board has determined that each of our current directors other than Mr. Smith has no relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and is otherwise independent in accordance with listing rules of the NASDAQ Stock Market (the “NASDAQ Listing Rules”). Our independent directors regularly meet in executive session without members of management present.
All of our directors are requested to attend our annual meetings of stockholders. Six of our seven directors, representing all of our current directors who were directors at the time of the 2020 Annual Meeting, attended our 2020 Annual Meeting either in-person or via telephone.

Director Selection Process
The Governance and Nominating Committee is responsible for leading the search for qualified individuals for election as directors to ensure the Board has an optimal mix of skills, expertise and diversity of background. The Governance and Nominating Committee recommends candidates to the full Board for election. Any formal invitation to a director candidate is authorized by the full Board. The Governance and Nominating Committee identifies candidates through a variety of means, including recommendations from members of the Board, suggestions from Company management and, from time to time, a third-party search firm. The Governance and Nominating Committee also considers candidates recommended by stockholders. Stockholders wishing to recommend director candidates for consideration by the Governance and Nominating Committee may do so by writing to the Secretary of the Company, giving the recommended candidate’s name, biographical data and qualifications.
Recently Appointed Directors
Michele Klein was recommended to the Governance and Nominating Committee by a current Board member. An experienced director of public and private companies, Ms. Klein brings over two decades of operations, investment and capital markets experience in a wide range of industries, including semiconductor, optical hardware, energy storage and tech-enabled services.

Director Nominees
Our Board selected two new director nominees based upon their diverse mix of skills, backgrounds, and perspectives, including their functional areas of experience, educational background, and employment experience. The new nominees are also thoughtful and responsible leaders who have consistently demonstrated their integrity, judgement, and intelligence. Based upon these qualifications and the recommendation of the Governance and Nominating Committee, our Board proposes that Bryan Ingram and Somesh Singh, who have not previously served on the Company’s Board, be elected as Directors alongside existing Directors Mr. Mutch, Ms. Klein, Mr. Smith and Mr. Stoffel. The Board has determined that each of Mr. Ingram and Mr. Singh has no relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and is otherwise independent in accordance with NASDAQ Listing Rules.

We expect each nominee standing for election as a director to be able to serve if elected. If any nominee is not able to serve, proxies will be voted in favor of the remainder of those nominated. There are no family relationships between or among any of our executive officers, directors, or director nominees.
There are no material legal proceedings in which any director, director nominee, officer, or affiliate of the Company or any owner of record or beneficial owner of more than 5 percent of any class of voting securities of the Company or any, associate of such director, officer, affiliate of the Company or security holder, is a party adverse to us or has a material interest adverse to us.
Board and Committee Meetings and Attendance
In fiscal year 2021, the Board held five regularly scheduled meetings and five special meetings. Each of the Board members attended 100% of the Board meetings and 100% of the total number of meetings of the committee or committees on which the member served, in each case, with respect to Board and committee meetings that took place while such director was a member of the Board.

Board Member Qualifications
Our Board believes that its members should encompass a range of talents, skills and expertise, which enables the Board to provide sound guidance with respect to the Company’s operations and interest. Each director shall have the ability to apply good business judgement and must be able to exercise his or her duties of loyalty and care. Candidates for the position of director should exhibit proven leadership capabilities, high integrity, exercise high level responsibilities within their chosen careers, and have an ability to quickly grasp complex principles of business, finance, international transactions, and communication technologies. Our Board prefers a variety of professional experiences and backgrounds among its members. In addition to considering a candidate’s experiences and background, candidates are reviewed in the context of the current composition of the Board and evolving needs of our businesses. In particular, the Board has sought to include members that have experience in establishing, growing and leading communications companies in senior management positions and serving on the board of directors of other companies. In determining that each of the members of the Board is qualified to be a director, the Board has relied on the attributes listed below and, where applicable, on the direct personal knowledge of each of the members’ prior service on the Board.
Our Bylaws provide that a director may not be older than 75 years of age on the date of his or her election or appointment to the Board unless otherwise specifically approved by a resolution passed by the Board. On August 25, 2021, the Board unanimously approved one additional year of tenure for Dr. James Stoffel due to his years of industry experience and the current Board Refreshment Program.

Directors’ Biographies
The following is a brief description of the business experience and background of each nominee for director, including the capacities in which each has served during at least the past five years:
Mr. John Mutch, age 65, currently serves as Chairman of the Board and has served on the Board since January 2015. He served on the Board of Directors of Steel Excel Inc., a provider of drilling and production services to the oil and gas industry and a provider of event-based sports services and other health-related services, from 2007 to 2016. From December 2008 to January 2014, he served as Chairman of the board of directors and Chief Executive Officer of Beyondtrust Software, a privately-held security software company. Mr. Mutch has been the founder and managing partner of MV Advisors LLC, a strategic block investment firm that provides focused investment and strategic guidance to small and mid-cap technology companies, since December 2005. Prior to founding MV Advisors LLC, in March 2003, Mr. Mutch was appointed by the U.S. Bankruptcy court to the board of directors of Peregrine Systems, Inc., a provider of enterprise asset and service management solutions. He assisted that company in a bankruptcy work-out proceeding and was named President and Chief Executive Officer in July 2003. Previous to running Peregrine Systems, Inc., Mr. Mutch served as President, Chief Executive Officer and a director of HNC Software, an enterprise analytics software provider. Before HNC Software, Mr. Mutch spent seven years at Microsoft Corporation in a variety of executive sales and marketing positions. Mr. Mutch previously served on the boards of directors of Phoenix Technologies Ltd., a leader in core systems software products, services and embedded technologies, Edgar Online, Inc., a provider of financial data, analytics and disclosure management solutions, Aspyra, Inc., a provider of clinical and diagnostic information systems for the healthcare industry, Overland Storage, Inc., a provider of unified data management and data protection solutions, and Brio Software, Inc., a provider of business intelligence software. He has served as a director at Agilysys, Inc., a provider of information technology solutions, since March 2009. From April 2017 to May 2019, Mr. Mutch served as a director at Maxwell Technologies, Inc., a manufacturer of energy storage and power delivery solutions for automotive, heavy transportation, renewable energy, backup power, wireless communications and industrial and consumer electronics applications. From July 2017 to March 2018, he served as a director at YuMe, Inc., a provider of digital video brand advertising solutions, at which time YuMe was acquired by RhythmOne plc, a technology-enabled digital media company, and Mr. Mutch continued serving as a director on the RhythmOne board until January 2019. Mr. Mutch holds a Bachelor of Science in Economics from Cornell University and a Master of Business Administration from the University of Chicago.
Mr. Mutch brings to the Board extensive experience as an executive in the technology sector. He also has experience as a director at several public companies in the technology sector. He is or has been a member of the audit committee of various public and private companies and brings valuable financial expertise to the Board. For these reasons, we believe Mr. Mutch is qualified to continue serving on the Board.
Mr. Bryan Ingram, age 57, is a senior corporate executive and advisor whose technology career spans 35 years in executive management roles with industry leaders Broadcom, Avago, Agilent, HP, and Westinghouse. He has a proven record in the global semiconductor industry for delivering highly differentiated product performance, cost improvements, resilient supply chains, and driving growth through the wireless ecosystem. Mr. Ingram presently serves as a director for Smart Global Holdings, where he was elected in October 2018 and serves on the nominating and governance committee as well as the compensation committee. Mr. Ingram has also been a director for Anokiwave since June 2020. Most recently, from November 2019 to March 2020, Mr. Ingram served as a consultant for Broadcom, and he previously served as senior vice president and general manager of Broadcom’s Wireless Semiconductor Division, from November 2015 to October 2019, where he oversaw the development, production, and marketing of RF components for handsets and other wireless devices. Prior to Broadcom, Mr. Ingram served as the Chief Operating Officer for Avago Technologies from April 2013 to October 2015. From October of 2015 until May 2016, Mr. Ingram served as the Senior Vice President and General Manager of the Wireless Semiconductor Division of Avago Technologies. Mr. Ingram holds a Bachelor of Science in Electrical Engineering from the University of Illinois and a Master of Science in Electrical Engineering from Johns Hopkins University. We believe Mr. Ingram’s experience and success in the semiconductor industry, as well as supply chain expertise, qualify him to serve as a member of the Board.
Ms. Michele Klein, age 72, was appointed to the Board in May 2021. Ms. Klein is an experienced public company director, venture capital investor and Chief Executive Officer. In August 2021 Michele Klein was elected a director of Rockley (NYSE: RKLY), photonics chipset developer and module supplier for sensor and communication products, where she chairs the Nominating and Governance Committee. In 2019 Michele Klein was elected a director of Intevac (NASDAQ: IVAC), maker of night vision devices for defense and deposition systems for industry, where she serves on the Compensation and the Nominating and Governance Committees. In 2017 she was elected a director of Photon Control (TSX: PHO), a provider of optical sensors and systems to the semiconductor industry, where she chaired the M&A Committee and served on the Audit Committee until the Company’s acquisition in July 2021. Ms. Klein has been the Chief Executive Officer of Jasper Ridge Inc., a private company developing technology to improve vision, since 2012. She is also a director of Gridtential Energy, a private energy storage company. From 2005 until 2010 Ms. Klein served as Senior Director of Applied Ventures LLC, the venture capital arm of Applied Materials, where she recommended and managed investments in energy storage and solar energy, and represented Applied Materials on the boards of seven technology companies. Ms. Klein co-founded Boxer Cross, a semiconductor equipment manufacturer, and served as Chief Executive Officer and Director from 1997 until its acquisition by Applied Materials in 2003. She previously co-founded and led High Yield Technology, a semiconductor metrology company, from 1986 until its acquisition by public Pacific Scientific in 1996. Ms. Klein earned a BS degree from the University of Illinois and an MBA from the Stanford Graduate School of Business. We believe Ms. Klein’s decades of investment and capital markets experience, and knowledge of both public and private companies in a range of industries, including semiconductor, communications infrastructure, wireless and tech-enabled services, qualifies her to continue to serve as a director of the Company.
Mr. Somesh Singh, age 65, is a veteran software industry executive with over 30 years of experience in corporate leadership roles for global leaders including IBM, BMC Software, Attachmate, Vignette/OpenText, Paradigm Geophysical, and Emerson Electric. During the course of his decades-long career in software, Mr. Singh helped shape the technological shift of the software industry and its application in telecommunications, enterprise, and government markets. Mr. Singh currently serves as a director for TiE (The Indus Entrepreneurs), where he has served since 2019. He also served as a director for Pratham USA, Houston from 2010 to 2017. Most recently, from October 2017 to December 2020, he served as chief product officer of Exploration & Production Software at Emerson Electric and, immediately prior, chief product officer at Paradigm Geophysical from February 2014 to October 2017. He also served as senior vice president of product management and engineering at NetIQ from November 2010 to December 2013, and led research and development, customer care, professional services, training and IT as senior vice president for R&D and technical operations at Vignette from January 2007 to January 2010. Prior to joining Vignette, Mr. Singh was vice president and general manager, Identity Management Business Unit, for BMC Software, Inc. Mr. Singh also served as president and chief operating officer of iVita Corporation, a Houston-based asset management software startup he founded and spent more than 12 years at IBM in several professional and management positions in manufacturing, research and development, and finance. Mr. Singh holds a Bachelor of Technology degree in Chemical Engineering from the Indian Institute of Technology, a Master’s degree in Chemical Engineering from Columbia University, and an MBA from the Wharton School of Business, University of Pennsylvania. We believe Mr. Singh’s extensive leadership and product development experience qualify him to serve as a director of the Company.
Mr. Peter Smith, age 55, has been our President and CEO since January 2020 and a member of the Board since February 2020. Mr. Smith has more than 25 years of leadership experience in business management and a proven track record of creating value for companies. He most recently served as Senior Vice President, US Windows and Canada for Jeld-Wen from March 2017 to December 2019, where he had full profit and loss responsibility for Jeld-Wen’s $1B+ windows business, implementing lean manufacturing principles and strategic development programs to deliver growth and improved profitability. Prior to Jeld-Wen, from October 2013 to March 2017, he served as President of Polypore International’s Transportation and Industrial segment and oversaw transformative initiatives that helped prepare the former public company for sale to the Asahi Kasei Group. Previously, he served as Chief Executive Officer and a director of Voltaix Inc., until its sale to Air Liquide.
Earlier in his career, Mr. Smith held various executive leadership positions at Fortune 100 and Fortune 500 companies, including Cooper Industries, Dover Knowles Electronics and Honeywell Specialty Materials. In these roles, his responsibilities ran the gamut of operations, sales and marketing, business development, and mergers and acquisitions. Mr. Smith also served on the boards of Adaptive 3D from 2020 to 2021 and Soleras Advanced Coatings from 2015 to 2018. He has both a Bachelor of Science degree in Material (Ceramics) Engineering and PhD in Material Science and Engineering from Rutgers University, and holds a Master of Business Administration degree from Arizona State University. We believe Mr. Smith’s executive leadership experience and position as the Company’s CEO qualify him to continue serving on the Board.
Dr. James C. Stoffel, age 75, has served as a member of the Board since January 2007 and was the lead independent director for Aviat from July 2010 to February 2015. In addition, Dr. Stoffel currently serves on the board of directors of PAR Technology Corporation, a NYSE listed company which provides software as a service (SaaS) and related solutions to the hospitality industry. He has been on the PAR board of directors since November 2017 and is currently the Lead Independent Director of PAR and chairman of the Compensation Committee. Since June 1, 2020, Dr. Stoffel has served as a director on the board of EZAccess MD. Dr. Stoffel retired from the board of directors of Harris Corporation in October 2018, having served since August 2003. He also retired in December 2018 from Trillium International, LLC, a private equity company, where he served as co-founding General Partner since 2006. He continues to be an advisor to multiple private equity firms. Prior to his private equity work, Dr. Stoffel was Senior Vice President, Chief Technical Officer and Director of Research and Development of Eastman Kodak Company (“Kodak”). He held this position from 2000 to April 2005. He joined Kodak in 1997 as Vice President and Director, Electronic Imaging Products Research and Development, and became Director of Research and Engineering in 1998. Prior to joining Kodak, he was with Xerox Corporation, where he began his career in 1972. His most recent position with Xerox Corporation was Vice President, Corporate Research and Technology. Dr. Stoffel holds a Bachelor of Science in Electrical Engineering from the University of Notre Dame and received his Master of Science and PhD from Syracuse University.
Dr. Stoffel’s prior service as a senior executive of large, publicly traded, technology driven companies and his more than 30 years of experience focused on technology development provide him with an extensive knowledge of the complex technical research and development, management, financial and governance issues faced by a public company with international operations. This experience brings our Board important knowledge and expertise related to research and development, new product introductions, strategic planning, manufacturing, operations and corporate finance. His experience as an advisor to private equity firms also provides him with additional knowledge related to strategic planning, capital raising, mergers and acquisitions and economic analysis. Dr. Stoffel also has gained an understanding of public company governance and executive compensation through his service on public company boards, including as a lead independent director.

Board Leadership
The Board does not have a policy regarding the separation of the roles of CEO and Chairman of the Board as the Board believes that it is in the best interests of the Company for the Board to make that determination based on the position and direction of the Company and the membership of the Board. The members of the Board possess considerable experience and unique knowledge of the challenges and opportunities that the Company faces and are in the best position to evaluate the needs of the Company and how to best organize the capabilities of the directors and management to meet those needs.
When the CEO also serves as Chairman of the Board, our Corporate Governance Guidelines provide for the appointment of a lead independent director.
The Board has determined that having Mr. Mutch serve as Chairman is in the best interest of the Company at this time. This structure ensures a greater role for the independent directors in the oversight of the Company and active participation of the independent directors in setting agendas and establishing Board priorities and procedures and is useful in establishing a system of corporate checks and balances. Separating the Chairman position from the CEO position allows the CEO to focus on setting the strategic direction of the Company and the day-to-day leadership and performance of the Company, while the Chairman leads the Board in its role of, among other things, providing advice to, and overseeing the performance of, the CEO. In addition, managing the Board can be a time-intensive responsibility, and this structure permits our CEO to focus on the management of the Company’s day-to-day operations.

The Board’s Role in Risk Oversight
Assessing and managing risk is the responsibility of the management of the Company. The Board’s oversight of major risks occurs at both the full Board level and at the Board committee level. The Board oversees and reviews certain aspects of the Company’s risk management efforts, focusing on the adequacy of the Company’s risk management and risk mitigation processes. Management is responsible for establishing the Company’s business strategy, identifying and assessing the related risks and implementing appropriate risk management practices. At the Board’s request, management proposed a process for identifying, evaluating and monitoring material risks and such process has been approved by the Board and is currently in effect. This risk management program is overseen by senior management who, in connection with their regular review of the overall business, identify and prioritize a broad range of material risks (e.g., financial, strategic, compliance and operational). Senior management also discusses mitigation plans to address such material risks. Prioritized risks and management’s plans for mitigating such risks are regularly presented to the full Board for discussion and in order to ensure monitoring. In addition to the risk management program, the Board encourages management to promote a corporate culture that incorporates risk management into the Company’s corporate strategy and day-to-day business operations.
In addition, each of our Board committees also oversees the management of risks that fall within the committee’s areas of responsibility. In performing this function, each committee has full access to management, as well as the ability to engage advisors. The Audit Committee oversees the Company’s compliance with legal and regulatory requirements. The Governance and Nominating Committee assists the Board in shaping the corporate governance of the Company. The Compensation Committee oversees the management of risks relating to the Company’s executive compensation plans and incentive structure.
A discussion of risk factors in the Company’s compensation design can be found below under the heading “Risk Considerations in Our Compensation Program.”

Principles of Corporate Governance, Bylaws and Other Governance Documents

The Board has adopted Corporate Governance Guidelines and other corporate governance documents that supplement certain provisions of our Bylaws and relate to, among other things, the composition, structure, interaction and operation of the Board. Some of the key governance features of our Corporate Governance Guidelines, Bylaws and other governance documents are summarized below.
Majority Voting in Director Elections. In an uncontested election of directors, to be elected to the Board, each nominee must receive the affirmative vote of shares representing a majority of the votes cast, meaning that the number of votes “FOR” a director nominee must exceed the number of votes “AGAINST” that director nominee.
Aviat’s Corporate Governance Guidelines provide that any director nominee in an uncontested election who does not receive a greater number of votes “FOR” his or her election than votes “AGAINST” such election must, promptly following certification of the stockholder vote, offer his or resignation to the Board for consideration in accordance with the following procedures. All of these procedures will be completed within 90 days following certification of the stockholder vote.
The Board, through its Qualified Independent Directors (as defined below), will evaluate the best interests of the Company and its stockholders and decide the action to be taken with respect to such offered resignation, which can include, without limitation: (i) accepting the resignation; (ii) accepting the resignation effective as of a future date not later than 180 days following certification of the stockholder vote; (iii) rejecting the resignation but addressing what the Qualified Independent Directors believe to be the underlying cause of the withhold votes; (iv) rejecting the resignation but resolving that the director will not be re-nominated in the future for election; or (v) rejecting the resignation.
In reaching their decision, the Qualified Independent Directors will consider all factors they deem relevant, including but not limited to: (i) any stated reasons why stockholders did not vote for such director; (ii) the extent to which the “AGAINST” votes exceed the votes “FOR” the election of the director and whether the “AGAINST” votes represent a majority of the outstanding shares of common stock; (iii) any alternatives for curing the underlying cause of the “AGAINST” votes; (iv) the director’s tenure; (v) the director’s qualifications; (vi) the director’s past and expected future contributions to the Company; (vii) the overall composition of the Board, including whether accepting the resignation would cause the Company to fail or potentially fail to comply with any applicable law, rule or regulation of the SEC or the NASDAQ Listing Rules; and (viii) whether such director’s continued service on the Board for a specified period of time is appropriate in light of current or anticipated events involving the Company.
Following the Board’s determination, the Company will, within four business days, disclose publicly in a document furnished or filed with the SEC the Board’s decision as to whether or not to accept the resignation offer. The disclosure will also include a description of the process by which the decision was reached, including, if applicable, the reason or reasons for rejecting the offered resignation.
A director who is required to offer his or her resignation in accordance with this policy may not be present during the deliberations or voting whether to accept his or her resignation or, except as otherwise provided below, a resignation offered by any other director in accordance with this policy. Prior to voting, the Qualified Independent Directors may afford the affected director an opportunity to provide any information or statement that he or she deems relevant.
For purposes of this policy, “Qualified Independent Directors” means all directors who (i) are independent directors (as defined in accordance with the NASDAQ Listing Rules) and (ii) are not required to offer their resignation in connection with an election in accordance with this policy. If there are fewer than three independent directors then serving on the Board who are not required to offer their resignations in accordance with this policy, then the Qualified Independent Directors means all of the independent directors, and each independent director who is required to offer his resignation in accordance with this policy must recuse himself from the deliberations and voting only with respect to his individual offer to resign.
All nominees for election as a director in an uncontested election are deemed to have agreed to abide by this policy and will offer to resign and will resign if requested to do so in accordance with this policy (and will if requested submit an irrevocable resignation letter, subject to this majority voting policy, as a condition to being nominated for election).
Prohibition Against Pledging Aviat Securities and Hedging Transactions. In accordance with Aviat’s Insider Trading Policy, directors and executive officers are prohibited from short sales of Aviat securities, entering into puts, calls or other derivative securities, pledging Aviat securities and engaging in hedging transactions with respect to Aviat securities. Aviat specifically prohibits directors and executive officers from holding Aviat securities in any margin account for investment purposes or otherwise using Aviat securities as collateral for a loan. An exception to this prohibition may be granted where a person wishes to pledge Company securities as collateral for a loan (not including margin debt) and clearly demonstrates the financial capacity to repay the loan without resort to the pledged securities. Insiders are also prohibited from purchasing certain instruments (including prepaid variable forward contracts, equity swaps, and collars) and engaging in transactions designed to hedge or offset any decrease in the value of Aviat securities.

Board Committees
The Board maintains an Audit Committee, a Compensation Committee and a Governance and Nominating Committee as its regular committees. Copies of the charters for the Audit Committee, the Compensation Committee and the Governance and Nominating Committee are available on our website at https://investors.aviatnetworks.com/corporate-governance/documents-charters.
The following table shows, at the conclusion of fiscal year 2021, the Chairman and members of each committee, the number of committee meetings held, and the principal functions performed by each committee as described in such committee’s charter:

Committee	Number of Meetings in Fiscal 2021	Members	Principal Functions
Audit	4	John Mutch* John J. Quicke Dr. James C. Stoffel
• Selects our independent registered public accounting firm
• Reviews reports of our independent registered public accounting firm
• Reviews and pre-approves the scope and cost of all services, including all non-audit services, provided by the firm selected to conduct the audit
• Monitors the effectiveness of the audit process
• Reviews independent registered public accounting firm’s and management’s assessment of the adequacy of financial reporting and operating controls
• Monitors corporate compliance program
• Reviews the process by which management identifies and mitigates key areas of risk
• Reviews the Company’s audited and unaudited financial results in the Company’s annual and quarterly reports on Form 10-K, Form 10-Q and earnings releases
• Reviews the scope and responsibilities of the internal audit program and on the appointment of the individual or firm serving in such capacity
• Reviews and approves all related party transactions

Compensation	5	Dr. James C. Stoffel* John J. Quicke Kenneth Kong Dahlia Loeb	• Reviews our executive compensation policies and strategies
• Oversees and evaluates our overall compensation structure and programs
• Ensures that an executive performance evaluation is in place
• Reviews and overseas management’s continuity planning processes
• Annually reviews incentive compensation arrangements and their contribution to the desired risk management policy and practices

Governance and Nominating	6	John J. Quicke* Dr. James C. Stoffel John Mutch Michele Klein
• Develops and implements policies and practices relating to corporate governance
• Reviews and monitors implementation of our governance policies and procedures
• Establish, implement, and monitor the processes for (a) effective communication with stockholders and (b) consideration of stockholder proposals
• Reviews and oversees management’s continuity planning processes
• Assists in developing criteria for open positions on the Board
• Reviews and recommends nominees for election of directors to the Board
• Reviews and recommends policies, if needed, for selection of candidates for directors
• Develops, recommends, and oversees an annual self-evaluation process of the Board and its committees

_____________________
* Chairman of Committee

Audit Committee
The Audit Committee is primarily responsible for selecting and approving the services performed by our independent registered public accounting firm, as well as reviewing our accounting practices, internal audit program, related party transactions, corporate financial reporting and system of internal controls over financial reporting. No material amendments to the Audit Committee Charter were made during fiscal year 2021. During fiscal year 2021, the Audit Committee was comprised of independent, non-employee members of our Board who were “financially sophisticated” under the NASDAQ Listing Rules.
The Board has determined that Mr. Mutch and Mr. Quicke qualify as “audit committee financial experts,” as defined under Item 407(d)(5)(i) of Regulation S-K under the Securities Act of 1933 and the Exchange Act and that Mr. Mutch, Dr. Stoffel and Mr. Quicke are independent under the NASDAQ Listing Rules and Rule 10A-3(b)(1) of the Exchange Act. Such status does not impose on any director duties, liabilities or obligations that are greater than the duties, liabilities or obligations otherwise imposed on a director as members of our Audit Committee and the Board.
Following the Annual Meeting, it is expected that John Mutch, Dr. James Stoffel and Bryan Ingram will serve on the Audit Committee for fiscal year 2022 with Mr. Mutch remaining as chair. Each of Messrs. Mutch, Stoffel and Ingram are independent under NASDAQ listing standards and Rule 10A-3(b)(1) of the Exchange Act.

Compensation Committee
    The Compensation Committee has the authority and responsibility to approve our overall executive compensation strategy, to ensure that performance evaluation processes are in place for the Company’s executives, to administer our annual and long-term compensation plans, to annually review the incentive compensation arrangements and their contribution to desired risk management policy and practices, and to review and make recommendations to the Board regarding executive compensation. The Compensation Committee is comprised of independent, non-employee members of the Board in accordance with NASDAQ Listing Rules. During fiscal year 2021, the Compensation Committee utilized Pearl Meyer & Partners, LLC (“Pearl Meyer”) and Compensia, Inc. (“Compensia”) as independent, third-party consulting firms.
Following the Annual Meeting, it is expected that Dr. James Stoffel, Michele Klein, Somesh Singh and Bryan Ingram will serve on the Compensation Committee for fiscal year 2022 with Dr. Stoffel remaining as chair. All the expected members of the Compensation Committee for fiscal year 2022 are independent under the NASDAQ Listing Rules.
Compensation Committee Interlocks and Insider Participation
No member or nominee of the Compensation Committee was an officer or employee or former officer of the Company. None of our executive officers currently serves or in the past year has served as a member of the Board of Directors or Compensation Committee of any entity that has one or more executive officers serving on our Board or Compensation Committee. For a description of transactions between us and members of our Compensation Committee and affiliates of such members, if any, please see “Transactions with Related Persons.”

Governance and Nominating Committee
Each member of the Governance and Nominating Committee met the independence requirements of the NASDAQ Listing Rules.
The Governance and Nominating Committee develops and implements policies and practices related to corporate governance consistent with sound corporate governance principles. The Governance and Nominating Committee establishes, implements, and monitors the processes for (a) effective communication with stockholders and (b) consideration of stockholder proposals. The Governance and Nominating Committee also reviews the process by which management identifies and mitigates key areas of risk and reviews and oversees management’s continuity planning processes.
The Governance and Nominating Committee also recommends candidates to the Board and periodically reviews whether a more formal selection policy should be adopted. The Governance and Nominating Committee does not have a specific policy with regard to the consideration of any director candidates recommended by security holders, and there is no difference in the manner in which the committee members evaluate nominees for director based on whether the nominee is recommended by a stockholder. We utilized an executive search firm to identify and assist in identifying or evaluating potential nominees in fiscal year 2021.
In reviewing potential candidates for the Board, the Governance and Nominating Committee considers the individual’s experience and background. Candidates for the position of director should exhibit proven leadership capabilities, high integrity, exercise high level responsibilities within their chosen career, and possess an ability to quickly grasp complex principles of business, finance, international transactions and communications technologies. In general, candidates who have held an established executive level position in business, finance, law, education, research, government or civic activity will be preferred.
Although the Governance and Nominating Committee has not adopted a formal diversity policy with regard to the selection of director nominees, diversity is one of the factors that the committee considers in identifying director nominees. When identifying and recommending director nominees, the Governance and Nominating Committee views diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities or attributes that contribute to board diversity. As part of this process, the Governance and Nominating Committee evaluates how a particular candidate would strengthen and increase the diversity of the Board in terms of how that candidate may contribute to the Board’s overall balance of perspectives, backgrounds, knowledge, experience, skill sets and expertise in substantive matters pertaining to the Company’s business.
In making its recommendations, the Governance and Nominating Committee bears in mind that the foremost responsibility of a director of a corporation is to represent the interests of the stockholders as a whole. The Governance and Nominating Committee intends to continue to evaluate candidates for election to the Board on the basis of the foregoing criteria.
Following the Annual Meeting, it is expected that Dr. James Stoffel, Michele Klein, and John Mutch will serve on the Governance and Nominating Committee for fiscal year 2022 with Ms. Klein serving as chair. All the expected members of the Governance and Nominating Committee for fiscal year 2022 are independent under the NASDAQ Listing Rules.
Stockholder Communications with the Board
Stockholders who wish to communicate directly with the Board may do so by submitting a comment via the Company’s website at https://investors.aviatnetworks.com/investor-resources/contact-us or by sending a letter addressed to: Aviat Networks, Inc., c/o Corporate Secretary, 200 Parker Drive, Suite C100A, Austin, TX 78728. The Corporate Secretary monitors these communications and provides a summary of all received messages to the Board at its regularly scheduled meetings. When warranted by the nature of communications, the Corporate Secretary will request prompt attention by the appropriate committee or independent director of the Board, independent advisors or management. The Corporate Secretary may decide in her judgment whether a response to any stockholder communication is appropriate.

Code of Conduct
We implemented our Code of Conduct effective January 26, 2007 and as amended February 10, 2021. All of our employees, including the CEO and CFO, are required to abide by the Code of Conduct to help ensure that our business is conducted in a consistently ethical and legal manner. The Company has adopted a written policy, and management has implemented a reporting system, intended to encourage our employees to bring to the attention of management and the Audit Committee any complaints regarding the integrity of our internal system of controls over financial reporting, or the accuracy or completeness of financial or other information related to our financial statements.

TRANSACTIONS WITH RELATED PERSONS
During fiscal year 2021, we believe there were no transactions, or series of similar transactions, to which we were or are to be a party in which the amount exceeded $120,000, and in which any of our directors, director nominees, or executive officers, any holders of more than 5% of our common stock or any members of any such person’s immediate family, had or will have a direct or indirect material interest, other than compensation described in the sections titled “Director Compensation and Benefits” and “Executive Compensation.”
The Company does not have a formal written policy with respect to the review, approval, or ratification of transactions with related persons, other than the Audit Committee’s responsibility to review such transactions as described in its charter, but has established procedures to identify these transactions, if any, and bring them to the attention of the Audit Committee of the Board for consideration. These procedures include a quarterly assessment in connection with our quarterly financial risk assessments. The Audit Committee of the Board considers the following regulatory guidance: (i) Item 404(a) of Regulation S-K of the Securities Act of 1933, as amended (Transactions with Related Persons); (ii) Accounting Standards Codification Topic 850 (Related Party Disclosures); (iii) Public Company Accounting Oversight Board Auditing Standard No. 18 (Related Parties); and (iv) the NASDAQ’s governance standards related to independence determinations.
Our Code of Conduct prohibits all employees, including our executive officers, from benefiting personally from any transactions with us other than approved compensation benefits.
DIRECTOR COMPENSATION AND BENEFITS
The Board has delegated responsibility to the Compensation Committee to determine the form and amount of director compensation, which reviewed and assessed from time to time by the Compensation Committee with changes, if any, recommended to the Board for action. Director compensation may take the form of cash, equity, and other benefits ordinarily available to directors.
Directors who are not employees of ours received the following fees, as applicable, for their services on our Board during fiscal year 2021:
•$60,000 basic annual cash retainer, payable on a quarterly basis, which a director may elect to receive in the form of shares of common stock;
•$25,000 annual cash retainer, payable on a quarterly basis, for service as Chairman of the Board; in May 2021, the Board approved an increase in the annual cash retainer for services as Chairman of the Board to $40,000 effective at the beginning of fiscal year 2022.
•$20,000 annual cash retainer, payable on a quarterly basis, for service as Chairman of the Audit Committee;
•$10,000 annual cash retainer, payable on a quarterly basis, for service as Chairman of the Governance and Nominating Committee;
•$15,000 annual cash retainer, payable on a quarterly basis, for service as Chairman of the Compensation Committee; and
•Annual grant of restricted stock units (“RSUs”) under our 2018 Incentive Plan (the “2018 Plan”) valued at $75,000, with 100% vesting at the earlier of (1) the day before the date of the Annual Meeting, or (2) the first anniversary of the 2020 annual stockholders’ meeting, subject to continuing service as a director through such earlier date. The value of the annual grant of RSUs for fiscal year 2022 was increased to $100,000 by the Board in May 2021.
We reimburse each non-employee director for reasonable travel expenses incurred and in connection with attendance at Board and committee meetings on our behalf, and for expenses such as supplies and continuing director education costs, including travel for one course per year. Employee directors are not compensated for service as a director.
As adopted by the Company’s Board of Directors in November 2019, members of the Board shall achieve ownership of three times (3x) such director’s annual cash retainer (exclusive of chairperson or committee fees). A director is required to achieve compliance with the foregoing ownership requirement by the later of (a) five years from the date of adoption of the guidelines, or (b) five years from the start of such director’s directorship with the Company. All vested RSUs or Company shares purchased by a director in the open market shall be counted toward a director’s ownership requirement.

Fiscal Year 2021 Compensation of Non-Employee Directors
Our non-employee directors received the following aggregate amounts of compensation in respect of fiscal year 2021:

Name	Fees Earned in Cash	Stock Awards (2)	Total
	($)	($)	($)
Michele Klein (1)	15,000	37,863	52,863
Kenneth Kong	71,250	71,842	143,092
Dahlia Loeb	72,062	71,842	143,904
John Mutch	125,783	71,842	197,625
John J. Quicke	84,056	71,842	155,898
Dr. James C. Stoffel	90,063	71,842	161,905
__________________
(1)Ms. Klein was appointed by the Board as a non-employee director, effective May 17, 2021. Ms. Klein was appointed to the Governance and Nominating Committee on June 29, 2021. She received a pro-rated annual cash retainer and equity award for her service on the Board during the fourth quarter of fiscal year 2021.
(2)The amounts shown in this column reflect the aggregate grant date fair value of RSUs granted to our non-employee directors computed in accordance with FASB ASC Topic 718, determined without regard to estimated forfeitures. The assumptions made in determining the fair values of our stock awards and option awards are set forth in Notes 1 and 9 to our fiscal year 2021 Consolidated Financial Statements in Part II, Item 8 of our Annual Report on Form 10-K for the fiscal year ended July 2, 2021, as filed with the SEC on August 25, 2021.
As of July 2, 2021, our non-employee directors held the following numbers of unvested RSUs, all of which were granted under the 2018 Plan:

Name	Unvested Stock Awards
Michele Klein	1,329
Kenneth Kong	6,078
Dahlia Loeb	6,078
John Mutch	6,078
John J. Quicke	6,078
Dr. James C. Stoffel	6,078

Indemnification
Our Bylaws require us to indemnify each of our directors and officers with respect to their activities as a director, officer, or employee of ours, or when serving at our request as a director, officer, or trustee of another corporation, trust, or other enterprise, against losses and expenses (including attorney fees, judgments, fines, and amounts paid in settlement) incurred by them in any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, to which they are, or are threatened to be made, a party(ies) as a result of their service to us. In addition, we carry directors’ and officers’ liability insurance, which includes similar coverage for our directors and executive officers. We will indemnify each such director or officer for any one or a combination of the following, whichever is most advantageous to such director or officer:
•The benefits provided by our Bylaws in effect on the date of the indemnification agreement or at the time expenses are incurred by the director or officer;
•The benefits allowable under Delaware law in effect on the date the indemnification bylaw was adopted, or as such law may be amended;
•The benefits available under liability insurance obtained by us; and
•Such benefits as may otherwise be available to the director or officer under our existing practices.
Under our Bylaws, each director or officer will continue to be indemnified even after ceasing to occupy a position as an officer, director, employee or agent of ours with respect to suits or proceedings arising from his or her service with us.
In addition, the Company has entered into indemnification agreement with each director and officer.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
Except as noted below, the following table sets forth information with respect to the beneficial ownership of our common stock as of September 13, 2021, by each person or entity known by us to beneficially own more than 5 percent of our common stock, by our directors, by our nominees for director, by our named executive officers and by all our directors, nominees for director and executive officers as a group. Except as indicated in the footnotes to this table, and subject to applicable community property laws, the persons listed in the table below have sole voting and investment power with respect to all shares of our common stock shown as beneficially owned by them. Unless otherwise indicated, the address of each of the beneficial owners identified is c/o Aviat Networks, Inc., 200 Parker Drive. Suite C100A. Austin, TX 78728. As of September 13, 2021, there were 11,187,111 shares of our common stock outstanding.

Named Executive Officers and Directors	Common Shares Currently Held(1)	Common Shares That May Be Acquired Within 60 Days of the Record Date(2)	Total Beneficial Ownership	Percentage Beneficially Owned

John J. Quicke	81,046	6,078	87,124	*
Dr. James C. Stoffel	70,480	6,078	76,558	*
John Mutch	64,378	6,078	70,456	*
Kenneth Kong	34,836	6,078	40,914	*
Dahlia Loeb	4,920	6,078	10,998	*
Michele Klein	—	1,329	1,329	*
Bryan Ingram	—	—	—	—
Somesh Singh	—	—	—	—
Peter Smith	57,868	8,796	66,664	*
Eric Chang	19,356	24,100	43,456	*
Bryan Tucker	3,263	24,590	27,853	*
All directors, nominees for director and executive officers as a group (11 persons)	336,147	89,205	425,352	3.8%
__________________________
* Less than one percent
(1)Beneficial ownership is determined under the rules and regulations of the SEC, and generally includes voting or dispositive power with respect to such shares.
(2)Shares of common stock that a person has the right to acquire within 60 days are deemed to be outstanding and beneficially owned by that person for the purpose of computing the total number of shares beneficially owned by that person and the percentage ownership of that person, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person or group. Accordingly, the amounts in the table include shares of common stock that such person has the right to acquire within 60 days of September 13, 2021 by the exercise of stock options or vesting of restricted stock units.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
For fiscal year 2021, the Audit Committee consisted of three members of the Board, each of whom was independent of the Company and its management, as defined in the NASDAQ Listing Rules. The Board has adopted, and periodically reviews, the Audit Committee charter. The charter specifies the scope of the Audit Committee’s responsibilities and how it carries out those responsibilities.
The Audit Committee reviews management’s procedures for the design, implementation, and maintenance of a comprehensive system of internal controls over financial reporting and disclosure controls and procedures focused on the accuracy of our financial statements and the integrity of our financial reporting systems. The Audit Committee provides the Board with the results of its examinations and recommendations and reports to the Board as it may deem necessary to make the Board aware of significant financial matters requiring the attention of the Board.
The Audit Committee does not conduct auditing reviews or procedures. The Audit Committee monitors management’s activities and discusses with management the appropriateness and sufficiency of our financial statements and system of internal control over financial reporting. Management has primary responsibility for the Company’s financial statements, the overall reporting process and our system of internal control over financial reporting. Our independent registered public accounting firm audits the financial statements prepared by management and the effectiveness of our internal control over financial reporting, expresses an opinion as to whether those financial statements fairly present our financial position, results of operations and cash flows in conformity with accounting principles generally accepted in the United States (“GAAP”) and discusses with the Audit Committee any issues they believe should be raised with us.
The Audit Committee reviews reports from our independent registered public accounting firm with respect to their annual audit and the effectiveness of our internal control over financial reporting and approves in advance all audit and non-audit services provided by our independent auditors in accordance with applicable regulatory requirements. The Audit Committee also considers, in advance of the provision of any non-audit services by our independent registered public accounting firm, whether the provision of such services is compatible with maintaining their independence.
In accordance with its responsibilities, the Audit Committee has reviewed and discussed with management the audited financial statements for the year ended July 2, 2021 and the process designed to achieve compliance with Section 404 of the Sarbanes-Oxley Act of 2002. The Audit Committee has also discussed with our independent registered public accounting firm, BDO, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The Audit Committee has received the written disclosures and letter from BDO required by applicable requirements of the PCAOB regarding the communications of BDO with the Audit Committee concerning independence, and has discussed with BDO its independence, including whether the provision by BDO of non-audit services, as applicable, is compatible with its independence.
Based on these reviews and discussions, the Audit Committee recommended to the Board that the Company’s audited financial statements for the year ended July 2, 2021 be included in Company’s Annual Report on Form 10-K.

Audit Committee of the Board of Directors

John Mutch, Chairman
John J. Quicke
Dr. James C. Stoffel

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES
BDO was our independent registered public accounting firm for the fiscal years ended July 2, 2021 and July 3, 2020. Representatives of BDO will be present at the Annual Meeting, will have an opportunity to make a statement should they so desire and will be available to respond to appropriate questions.
The following table sets forth the fees billed for services rendered by our auditors, BDO, for each of our last two fiscal years:

	Fiscal Year 2021(1)	Fiscal Year 2020(1)
Audit Fees (2)	$1,387,000	$1,071,000
Audit Related Fees	—	—
Tax Fees (3)	248,000	5,000
All Other Fees	—	—
Total Fees for Services Provided	$1,635,000	$1,076,000
________________________
(1)Includes fees to be billed to us by BDO and BDO’s international affiliates for fiscal 2021 and 2020 financial statement audits, internal control over financial reporting, quarterly reviews and statutory audits.
(2)Audit fees include fees associated with the annual audit of our consolidated financial statements, internal control over financial reporting, as well as reviews of our quarterly reports on Form 10-Q, SEC registration statements, accounting and reporting consultations and statutory audits required internationally for our subsidiaries.
(3)Tax fees were for services related to tax compliance, tax advice, tax planning services and transfer pricing. Tax compliance was $160,000 for fiscal 2021, compared to zero for fiscal 2020.
BDO did not perform any professional services related to financial information systems design and implementation for us in fiscal year 2021 or fiscal year 2020.
The Audit Committee has determined in its business judgment that the provision of non-audit services described above is compatible with maintaining BDO’s independence.
Audit Committee Pre-Approval Policy
Section 10A(i)(1) of the Exchange Act and related SEC rules require that all auditing and permissible non-audit services to be performed by a company’s principal accountants be approved in advance by the Audit Committee of the Board, subject to a “de minimis” exception set forth in the SEC rules (the “De Minimis Exception”). Pursuant to Section 10A(i)(3) of the Exchange Act and related SEC rules, the Audit Committee has established procedures by which the Chairperson of the Audit Committee may pre-approve such services provided the pre-approval is detailed as to the particular service or category of services to be rendered and the Chairperson reports the details of the services to the full Audit Committee at its next regularly scheduled meeting. All audit-related and non-audit services in fiscal years 2021 and 2020, if any, were pre-approved by the Audit Committee at regularly scheduled meetings of the Audit Committee, or through the process described in this paragraph, and none of such services was performed pursuant to the De Minimis Exception.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis
Overview and Summary
This Compensation Discussion and Analysis, which has been prepared by management, is intended to help our stockholders understand our executive compensation philosophy, objectives, policies, practices, and decisions. It is also intended to provide context for the compensation awarded to, earned by, or paid to each of our named executive officers (our “named executive officers”) during fiscal 2021 (defined as July 4, 2020 – July 2, 2021) as detailed in the Summary Compensation Table below and in the other tables and narrative discussion that follow.

Named Executive Officer	Position
Peter A. Smith	President and Chief Executive Officer
Eric Chang	Senior Vice President and Chief Financial Officer
Bryan Tucker	Senior Vice President, Americas Sales and Services

The executive team successfully led the Company to achieve 15.2% revenue growth and record profitability with adjusted EBITDA margin at 11.9%. The executive team’s accomplishments during fiscal year 2021 led to the first year of meaningful topline growth in six years and improvements to our gross margin and overall profitability. The executive team also continued to operationalize an expense reduction program with cost savings reinvested in growth-related initiatives.
On April 7, 2021 the Company effected a two-for-one stock split in the form of a stock dividend to shareholders of record as of April 1, 2021. The equity award amounts for all periods presented have been retrospectively reclassified to reflect the two-for-one stock split in the form of a stock dividend.
To understand our approach to executive compensation, you should read the entire Compensation Discussion and Analysis that follows. The following brief summary introduces the major topics covered:
•The cornerstone of our executive compensation program is pay for performance. Accordingly, while we pay competitive compensation and other benefits, our named executive officers’ compensation opportunity is weighted toward variable pay.
•The objectives of our executive compensation program are to reward superior performance, motivate our executives to achieve our goals and attract and retain a strong management team. We believe that our emphasis on long term stockholder value creation results in an executive compensation program structure that is beneficial to our Company and our stockholders.
•The Compensation Committee is made up of independent, non-employee members of the Board and oversees the executive compensation program for our named executive officers. The Compensation Committee works closely with its independent compensation consultant and management to evaluate the effectiveness of the Company’s executive compensation program throughout the year. The Compensation Committee’s specific responsibilities are set forth in its charter, which can be found on the Company’s website at http://investors.aviatnetworks.com/committee-details/compensation-committee. In reviewing the elements of our executive compensation program - base salary, annual cash incentives, long-term incentives and post-termination compensation - our Compensation Committee reviews market data from similar companies.
•Our competitive positioning philosophy is to set compensation fairly, as compared to the compensation of our peer group companies, with allowances for internal factors such as tenure, individual performance and the nature of the relative scope and complexity of the role.

•Our annual incentive program is based on specific Company financial performance goals for the fiscal year and includes provisions to “clawback” any excess amounts paid in the event of a later correction or restatement of our financial statements.
•As a result of the novel coronavirus disease (“COVID-19”) we did not conduct our annual pay review of executive compensation in August 2020, but instead elected to generally maintain named executive officer compensation levels set in fiscal year 2020 for fiscal year 2021. That being said, our CFO received a salary increase effective July 4, 2020 in connection with his promotion to CFO on April 3, 2020 and our CEO received a performance-related increase to his base salary on January 20, 2021 and on July 1, 2021.
•We believe the compensation program for the named executive officers supported our strategic priorities and aligned compensation earned with the Company’s financial performance in fiscal year 2021.
Compensation Governance Best Practices
The Compensation Committee believes that a demonstrated commitment to best practices in compensation governance is itself an essential component of our approach to executive compensation. The following practices are some examples of this commitment:
•Pay for performance: A substantial portion of our executives’ compensation opportunity is tied to achieving specified corporate objectives. In fiscal year 2021, 100% of the annual cash bonuses granted pursuant to the Annual Incentive Plan (the “AIP”) was performance-based and at-risk, subject to the Company’s achievement of certain financial objectives. Under our 2018 Long Term Incentive Plan (the “2018 Plan”), one-third of the equity awards value granted to the name executive officers during the fiscal year 2021 were performance-based restricted stock units (which, if based on the Company’s stock price are referred to herein as “MSUs” and if based on other performance criteria as described herein are referred to as “PSUs”), the vesting of which is subject to achievement of a targeted financial measure. All equity grants are subject to the 2018 Plan.
•Mix of short-term and long-term compensation: Short-term compensation for our named executive officers is comprised of base salaries and bonuses payable pursuant to the AIP, which pays out only to the extent that the Company achieves its financial targets. Long-term compensation, granted under the 2018 Plan is comprised of PSUs and MSUs, stock options and time-based restricted stock units (“RSUs”) for fiscal year 2021. PSUs and MSUs are earned, if the performance or market-based criteria, as applicable, are met, at the end of a three-year plan cycle, while stock options vest annually 1/3 at the end of each successive anniversary of the date of grant and RSUs cliff vest after three years.
•Independent compensation consultant: The Compensation Committee directly retains the services of Compensia, an independent compensation consultant, to advise it in determining reasonable and market-based compensation policies and practices.
•Prohibition on hedging and pledging: Our named executive officers, together with all other employees, are prohibited from engaging in hedging, pledging or similar transactions with respect to our securities.
•No perquisites: Our named executive officers are not provided any perquisites other than our occasional provision of relocation expense reimbursement.
•No single trigger change of control acceleration: Change of control arrangements in the employment agreements with our named executive officers include “double trigger” vesting provisions providing for acceleration of vesting of outstanding unvested equity awards only in the event that both a change of control occurs, and the named executive officer’s employment terminates thereafter for reasons specified in the employment agreements.
•No tax gross-ups: We do not provide gross-up payments to cover our named executive officers’ personal income taxes that may pertain to any of the compensation or benefits paid or provided by the Company.

•Clawback: We have a clawback policy that entitles us to recover all or a portion of any performance-based compensation, including cash and equity components, if our financial statements are restated as a result of errors, omissions or fraud.
•Compensation risk management: The Compensation Committee reviews and analyzes the risk profile of our compensation programs and practices on an annual basis.
Compensation Philosophy and Objectives
The primary objectives of our total executive compensation program are to use compensation as a tool to recruit and retain outstanding executives and incentivize them to create longer-term value for our stockholders. The following principles guide our overall compensation program:
•reward superior performance;
•motivate our executives to achieve strategic, operational, and financial goals;
•enable us to attract and retain a world-class management team; and
•align outcomes and rewards with stockholder expectations.
Each year, the Compensation Committee reviews the executive compensation program to ensure its design and policies remain appropriately aligned with our evolving business needs and to consider best compensation practices. Our executive compensation program is also reviewed to ensure that it achieves a balance between providing meaningful retention and performance incentives to our executives while managing both the Company’s share burn rate and the dilutive effects of equity awards to the Company’s stockholders.
Executive Compensation Process
The Compensation Committee is responsible for establishing and implementing executive compensation policies in a manner consistent with our compensation objectives and principles. The Compensation Committee reviews and approves the features and design of our executive compensation program, and approves the compensation levels, individual AIP objectives and total compensation targets for our named executive officers other than our CEO. The independent members of the full Board approve the compensation level, individual AIP objectives, and financial targets for our CEO, based on recommendations from the Compensation Committee. The Compensation Committee also monitors executive succession planning and monitors our performance as it relates to overall compensation policies for employees, including benefit and savings plans.
In discharging its responsibilities, the Compensation Committee may engage outside consultants and consult with our Human Resources Department, as well as internal and external legal or accounting advisors, as the Compensation Committee determines to be appropriate. The Compensation Committee considers recommendations from our CEO and senior management when making decisions regarding our executive compensation program and compensation of our named executive officers. Following each fiscal year end, our CEO, assisted by our Human Resources Department, assesses the performance of all executives other than the CEO. Following this annual performance review process, our CEO recommends base salary and incentive awards for executives (other than himself) to the Compensation Committee. The CEO, with the help of management and the independent consultant, makes recommendations to the Compensation Committee regarding the plan design of the overall executive compensation program for review, discussion and approval. The Compensation Committee is also responsible for developing pay recommendations for the CEO and in securing the full Board’s approval of these recommendations annually.
Independent Compensation Consultant for Compensation Committee
The Compensation Committee has the authority under its charter to engage the services of outside advisors, experts and others for assistance. Accordingly, the Compensation Committee hired Compensia in May of 2021 as an independent consultant to advise the Compensation Committee on matters related to the compensation of the Company’s executive officers. Prior to the transition to Compensia, Pearl Meyer served as our outside advisor. All services that Compensia and Pearl Meyer provided to Aviat in fiscal year 2021 were approved by the Compensation Committee and were related to executive or Board compensation. Compensia provides an annual review of the Company’s compensation practices, reviews and makes recommendations regarding Aviat’s compensation peer groups and provides independent input to the Compensation Committee on programs and practices.
Compensation Committee Advisor Independence
The Compensation Committee has considered the independence of Compensia and Pearl Meyer pursuant to NASDAQ Listing Rules and related SEC rules and found no conflict of interest in Pearl Meyer nor Compensia providing advice to the Compensation Committee during fiscal year 2021. The Compensation Committee is also regularly advised by the Company’s primary outside counsel, Vinson & Elkins LLP (“V&E”). Pursuant to the NASDAQ Listing Rules and related SEC rules, the Compensation Committee has found no conflict of interest in V&E continuing to provide advice to the Compensation Committee. The Compensation Committee reassesses the independence of its advisors annually.
Consideration of Say-on-Pay Results
Each year at our annual meeting, we conduct an advisory vote of our stockholders on our executive compensation program. Although this vote is not binding on the Board or us, we believe that it is important for our stockholders to have an opportunity to express their views regarding our executive compensation philosophy, program and practices as disclosed in our proxy statement on an annual basis. The Board and our Compensation Committee value stockholders’ opinions and, to the extent there is any significant vote against the compensation of our named executive officers, the Compensation Committee evaluates whether any actions are warranted or appropriate.
At our 2020 Annual Meeting, 94.6% of the votes cast on the advisory vote on executive compensation supported our named executive officers’ compensation as disclosed in the proxy statement. Our Compensation Committee evaluated these results and took into account many other factors in evaluating our executive compensation programs as discussed in the Compensation Discussion and Analysis. Although none of our Compensation Committee’s subsequent actions or decisions with respect to the compensation of our named executive officers were directly attributable to the results of the vote, our Compensation Committee took the vote outcome into consideration in the course of its deliberations. Our Compensation Committee believes that concerns on executive compensation matters should be considered as part of its deliberations and intends to consider the results of future advisory votes in its compensation review process.
Competitive Positioning
Our management and Compensation Committee consider external data to assist in evaluating and setting target total direct compensation. Our compensation policy and practice is to target total compensation levels for all executive officers, including our named executive officers, at competitive levels for similar positions as derived from the market composite data, assuming experience in the position and competent performance. The Compensation Committee may decide to target total direct compensation above or below the 50th percentile of the market data for similar positions in unique circumstances based on an individual’s background, experience, and relative complexity and scope of the applicable role. Though compensation levels may differ among our named executive officers based upon competitive factors and the role, responsibilities and performance of each named executive officer, there are no material differences in our compensation policies or in the way target total direct compensation opportunity is determined for any of our executive officers.
For fiscal year 2021, targets for total cash and cash-based compensation (base salary and short-term incentive compensation pursuant to the AIP), long-term incentives and total direct compensation (base salary, and short- and long-term incentive compensation) for our named executive officers were set based on data collected by Pearl Meyer from our proxy peer group companies and from a proprietary survey source, using results for technology companies with median annual revenues of $394 million. The peer group companies selected and used for compensation comparisons are reflective of our market for executive talent and business line competitors. Also, the overall composition of the peer group reflects companies of similar complexity and size to us.
For fiscal year 2021, these peer group companies included:

ADTRAN, Inc.	Applied Optoelectronics, Inc.
Bel Fuse, Inc.	Calix, Inc.
Casa Systems, Inc.	Clearfield, Inc.
Comtech Telecommunications Corp.	DASAN Zhone Solutions, Inc.
Digi International, Inc.	EMCORE Corp.
Harmonic, Inc.	Inseego Corp.
Park Aerospace Corp.	PCTEL, Inc.
Ribbon Communications, Inc.	Richardson Electronics, Ltd.
Each year, the Compensation Committee with the compensation consultant reviews the appropriateness of the comparison group used for assessing the compensation of our CEO and other named executive officers. For fiscal year 2021, we removed Aerohive Networks as they were acquired by Extreme Networks and their compensation information is no longer available. The fiscal year 2021 peer group consists of 16 companies located throughout the U.S, with Aviat positioned at or near the median for revenue and other financial metrics.
Data for our peer group companies was collected directly from these companies’ proxy statements.
Total Compensation Elements
Our executive compensation program includes four primary elements:
•base salary
•annual incentive compensation pursuant to the AIP
•long-term compensation (equity incentives)
•post-termination compensation
Each named executive officer’s performance is measured against factors such as short- and long-term strategic goals and financial measures of our performance, including revenue, return on invested capital (“ROIC”), and adjusted earnings before interest, taxes, depreciation and amortization, AIP expenses and other non-GAAP items (“Gross Adjusted EBITDA”). Details regarding the applicable financial targets for incentive awards are described below.
Base Salary
Base salaries are provided as compensation for day-to-day responsibilities and services. Executive salaries are reviewed annually. Our CEO generally makes recommendations to the Compensation Committee in August of each year regarding the base salary of each named executive officer, other than himself. The Compensation Committee considers each named executive officer’s responsibilities, as well as the Company’s performance and recommended increases in base salary for select named executive officers and other officers. For the beginning of fiscal year 2021, the CEO recommended, and the Compensation Committee approved, that the base salaries for named executive officers be held flat at fiscal 2020 levels due to the COVID-19 pandemic. Mr. Smith’s base salary was increased from $400,000 to $500,000 on January 20, 2021 and to $650,000 on July 1, 2021 in recognition of performance and Mr. Chang’s base salary was increased from $280,000 to $300,000 on July 4, 2020 in connection to his appointment as Chief Financial Officer on April 3, 2020. Additional details concerning the compensation for our named executive officers for fiscal year 2021 are set forth in the Summary Compensation Table below.
Annual Incentive Plan (AIP)
Our AIP is designed to motivate our executives to focus on achievement of our short-term financial goals. The CEO reviews his recommendations for each named executive officer with the Compensation Committee, taking into account market data obtained from its independent compensation consultant. Based on recommendations by the CEO, and as specified in any applicable employment agreement, the Compensation Committee recommends to the Board an annual incentive compensation target, expressed as a percentage of base salary, for each named executive officer.

The Compensation Committee also recommends to the Board specific Company financial performance measures and targets including the relative weighting and payout thresholds. The financial targets are aligned with our Board-approved annual operating plan, and during the year periodic reports are made to the Board about our performance compared with the targets. Under the AIP, a significant portion of the executive’s annual compensation is tied directly to our financial performance. The target amount of annual incentive compensation under our AIP, expressed as a percentage of base salary, generally increases with an executive’s level of management responsibility and is paid in the form of cash. For fiscal year 2021, individual AIP target incentives were set at 70% of base salary for Mr. Smith and 50% for Messrs. Chang and Tucker, in each case prorated for the number of days employed by the Company and salary adjustments during fiscal year 2021. Executives can earn more or less than target if minimum or maximum performance levels are achieved. No incentive can be earned if the Company does not achieve the minimum performance thresholds.
For fiscal year 2021, the AIP provided for an all-cash payout. The performance metric was 85% based on Gross Adjusted EBITDA and 15% based on revenue. The following table outlines the minimum, target and maximum performance and payout levels approved by the Compensation Committee for fiscal year 2021.

Fiscal Year 2021 Annual Incentive Plan - Minimum, Target and Maximum Thresholds

	Minimum	Target	Maximum
Fiscal Year 2021 AIP (85%)	Earn 50%	Earn 100%	Earn 150%
Gross Adjusted EBITDA	$12,000,000	$16,800,000	$21,500,000

Fiscal Year 2021 AIP (15%)	Earn 80%	Earn 100%	Earn 120%
Revenue	$220,800,000	$245,300,000	$269,800,000

In fiscal year 2021, the AIP met both the Gross Adjusted EBITDA target at 150% and the Revenue target at 120%. During fiscal year 2021, the Company experienced significant events that could have impacted achievement of the targeted Gross Adjusted EBITDA metric and revenue metric, including the COVID-19 pandemic which significantly impacted worldwide economic conditions and ongoing supply chain shortages. No adjustments were made to the performance objectives, the target performance or the actual results for these significant events. During the 2021 fiscal year, partially as a result of management’s swift actions to counter the aforementioned events, we achieved maximum target performance for the Gross Adjusted EBITDA metric and the revenue metric. All named executive officers earned a payout as shown in the Summary Compensation Table below.
Long-Term Incentive Compensation
Our equity awards under our 2018 Plan are designed to motivate our executives to focus on achievement of our long-term financial goals. Equity awards motivate our executives to achieve our long-term goals and to the extent our results affect our stock price, link such results with the performance of our stock over a longer period. Using equity awards helps us to retain executives, encourage share ownership and maintain a direct link between our executive compensation program and stockholder value creation. The Company utilizes stock options as a component of executive compensation because they have value only if the Company’s share price increases and, therefore, motivate our executives to drive sustained, long-term stockholder value creation. Time-vesting RSUs are a component of executive compensation to further align our executives’ interests with those of stockholders. Because these awards typically vest after a specified period following the date of grant, they also incentivize our executives to remain in our employ. PSUs and MSUs are a component of executive compensation to ensure our executives’ incentives are tied directly to key drivers of stockholder value growth. PSUs and MSUs also play a role in executive retention, as a named executive officer is required to remain employed through the applicable vesting date in order to receive the shares underlying the PSUs or MSUs as applicable.
For fiscal year 2021, the named executive officers were eligible to receive equity incentive awards. As has historically been the Company’s practice, these equity incentive awards were granted in September 2020 following the filing of the Annual Report on Form 10-K using a combination of PSUs or MSUs as applicable, stock options, and RSUs. Performance metrics and payout levels for the three-year performance period applicable to the PSUs and MSUs granted during fiscal year 2021 were established at the beginning of fiscal year 2021.

Equity Vehicle	Weighting	Purpose/Description
PSUs	1/3
The PSUs are subject to three-year cliff vesting from the issuance date assuming achievement of ROIC and revenue growth target over a three-year performance period starting fiscal year 2021 and continued employment through the vesting date in September 2023.

Stock options	1/3
Strike price: Determined based on the closing stock price on the date of grant
Vesting: One-third annually for a three year period from the issuance date assuming continued employment through the vesting date
Expiration: Seven years from date of grant if not exercised

RSUs	1/3	Three-year cliff vesting from the issuance date assuming continued employment through the vesting date
MSUs	—	The MSUs are subject to two and three years vesting from the issuance date (as outlined in the grant) subject to achievement of certain stock-price achievements over two- or three-year performance periods and continued employment through the applicable vesting dates.

The table below shows the equity incentive award values granted for fiscal 2021 for each of the named executive officers. The total value amounts in the table were determined by reviewing Peer Group data and the Company’s historical performance. The total value amounts were calculated based on similar cash compensation percentages available to the named executive officers and the performance of the Company’s share price for Mr. Smith. Included below for Mr. Smith were 72,000 MSUs issued on January 20, 2021 (adjusted for 2-for-1 stock split effected on April 7, 2021), that will vest based upon the Company achievement of certain stock price hurdles and Mr. Smith’s continued employment.

Named Executive Officer	PSUs (at target) and MSUs (at target)(1)	Stock Options(2)	RSUs(3)	Total Value
Peter Smith(4)	$1,107,450	$94,715	$94,710	$1,296,875
Eric Chang	$50,732	$50,742	$50,732	$152,206
Bryan Tucker	$70,180	$70,191	70,180	$210,551

_____________
(1)The grant date fair value of the PSUs and MSUs were determined under FASB ASC Topic 718 excluding the effect of estimated forfeitures.
(2)Individual award amounts were calculated based on Black-Scholes values.
(3)The grant date fair value of the RSUs was determined under FASB ASC Topic 718 and was calculated using the closing market price of our common stock on the respective grant dates.
(4)In addition to a grant of 8.610 target PSUs on September 1, 2020, Mr. Smith received 72,000 target MSUs on January 20, 2021 that will vest based on the Company’s achievement of certain stock price hurdles and Mr. Smith’s continued employment. Of the 72,000 target MSUs, 30,000 target MSUs has a target closing price of the Company’s common stock greater than or equal to $25.00 per share for three consecutive days on or prior to December 31, 2022 in order for the MSUs to vest. If the performance measure is reached prior to December 31, 2022, then the MSUs will convert to RSUs that will vest on December 31, 2022. The remaining 42,000 target MSUs have a target closing price of the Company’s common stock greater than or equal to $30.00 per share for three consecutive days on or prior to December 31, 2023 in order for the MSUs to vest. If the performance measure is reached prior to December 31, 2023, then the MSUs will convert to RSUs that will vest on December 31, 2023.

Perquisites
Our named executive officers participate in the same group insurance and employee benefit plans as our other full-time U.S. employees. We do not provide special benefits or other perquisites to our executive officers other than occasional relocation expense reimbursement.
Generally Available Benefit Programs
In fiscal year 2021, our named executive officers were eligible to participate in the health and welfare programs that are generally available to all full-time U.S.-based employees, including medical, dental, vision, life, short-term and long-term disability insurance, employee counseling assistance, flexible spending accounts and accidental death and dismemberment insurance.
The named executive officers and all other eligible U.S.-based employees participate in our tax-qualified 401(k) Plan. Under the 401(k) Plan, all eligible employees can receive matching contributions from the Company of 2.5% of eligible compensation contributed. Each employee under the age of 50 can contribute a maximum of $19,500 during each calendar year, and each employee over the age of 50 can contribute a maximum of $26,000.
The named executive officers and all other eligible U.S.-based employees can elect, on a quarterly basis, to apply a portion of their cash compensation to purchase shares of our common stock at a 5% discount under our employee stock purchase plan. An employee’s total purchases in any year cannot exceed $25,000 in value or 15% of his or her salary, whichever is less. Furthermore, an employee may not purchase more than 48 shares of common stock annually under the employee stock purchase plan.
The 401(k) Plan, employee stock purchase plan and the other benefits generally available to all other U.S.-based employees allow us to remain competitive and enhance employee loyalty and productivity. These benefit programs are primarily intended to provide all eligible employees with competitive and quality healthcare, financial contributions for retirement and to enhance hiring and retention.
Post-Termination Compensation
Employment agreements have been established with each of our named executive officers. These agreements provide for certain payments and benefits to the employee if his or her employment is terminated. We have determined that such payments and benefits are an integral part of a competitive compensation package for our named executive officers. Effective May 13, 2021, the Company entered into an amendment to Mr. Smith’s employment agreement that removed the $750,000 cap on the cash severance amounts payable to Mr. Smith in connection with his termination of employment following a “Change in Control” (as defined in his employment agreement and described below under “Potential Payments Upon Termination or Change in Control” below). For additional information regarding our employment agreements with our named executive officers, see the discussion under “Potential Payments Upon Termination or Change of Control.”
The employment agreements do not provide any tax-related gross-up payments to our named executive officers in connection with a termination or a “Change in Control” transaction.

Actions Taken Following 2021 Fiscal Year End
In connection with exemplary performance during the 2021 fiscal year, on July 3, 2021, the Company entered into a second amendment to Mr. Smith’s employment agreement (the “Smith Amendment”). The Smith Amendment provided for (i) an increase to Mr. Smith’s base salary from $500,000 to $650,000, effective July 1, 2021, (ii) an increase to Mr. Smith’s target bonus under the AIP for the 2022 fiscal year to $925,000 (zero to 200% of which may be paid out based on performance achieved), and (iii) an increase to the target value of the long term incentive compensation to be granted to Mr. Smith during the 2022 fiscal year such that the cumulative target value of equity awards granted to Mr. Smith during the 2022 fiscal year shall be $2,300,000. In connection with the Smith Amendment, on July 3, 2021, Mr. Smith was provided 24,240 PSUs, 59,422 stock options and 24,049 RSUs under the 2018 Plan, all of which will vest in full upon Mr. Smith’s termination of employment for any reason other than for “Cause” or due to his “Voluntary Termination” (each as defined in Mr. Smith’s employment agreement, as described below under “Potential Payments Upon Termination or Change in Control”). The Smith Amendment also provides that if Mr. Smith is terminated by the Company other than for Cause within one year following a Change in Control, or voluntarily terminates his employment for “Good Reason” (as defined in Mr. Smith’s employment agreement, as described below under “Potential Payments Upon Termination or Change in Control”) within such period, then he will receive (i) cash severance equal to two times the sum of his annual base salary and the target bonus amount in effect on the date of termination under the AIP prorated for the period worked, (ii) payment of all premiums for continued healthcare pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA”) for up to 18 months, and (iii) vesting of all unvested stock options granted to Mr. Smith and all other then-unvested equity related awards held by Mr. Smith that vest based solely on continued employment by the Company (unless otherwise restricted by such equity-related awards).

Recovery of Executive Compensation
Our executive compensation program permits us to recover or “clawback” all or a portion of any performance-based compensation, including equity awards, if our financial statements are restated as a result of errors, omissions, or fraud. The amount which may be recovered will be the amount by which the affected compensation exceeded the amount that would have been payable had the financial statements been initially filed as restated, or any greater or lesser amount that the Compensation Committee or our Board shall determine. In no case will the amount to be recovered by us be less than the amount required to be repaid or recovered as a matter of law. Recovery of such amounts by us would be in addition to any actions imposed by law, enforcement agencies, regulators, or other authorities.
Tax and Accounting Considerations
Section 162(m) of the Internal Revenue Code of 1986 (the “Code”), as amended, generally imposes a $1 million limit on the amount of compensation paid to “covered employees” (as defined in Section 162(m)) that a public corporation may deduct for federal income tax purposes in any year. Compensation paid to certain of our named executive officers will be subject to the $1 million per year deduction limitation imposed by Section 162(m). While we will continue to monitor our compensation programs in light of the deduction limitation imposed by Section 162(m), our Compensation Committee considers it important to retain the flexibility to design compensation programs that are in the best long-term interests of the Company and our stockholders. As a result, we have not adopted a policy requiring that all compensation be fully deductible. The Compensation Committee has concluded that paying compensation at levels in excess of the limits under Section 162(m) is in the best interests of the Company and our stockholders in certain circumstances.
Hedging and Pledging Prohibition
Our named executive officers, as well as all other employees, directors and their designees are prohibited from engaging in hedging, pledging or similar transactions with respect to our securities where the transaction is designed or intended to decrease the risks associated with holding our securities. This prohibition includes transactions involving puts, calls, collars or other derivative securities, whether granted pursuant to the 2018 Plan, or held directly or indirectly by the covered individual.
Stock Ownership Guidelines
While we do not have a minimum stock ownership requirement for our named executive officers, the corporate governance guidelines adopted by the Board encourage the ownership of our common stock.
Risk Considerations in Our Compensation Program
The Compensation Committee, pursuant to its charter, is responsible for reviewing and overseeing the compensation and benefits structure applicable to our employees, generally. We do not believe that our compensation policies and practices for our employees encourage excessive risk-taking or create risks that are reasonably likely to have a material adverse effect on our company. In reaching this conclusion, we considered the following factors:
(a)Our compensation program is designed to provide a mix of both fixed and “at risk” incentive compensation.
(b)Our Compensation Committee and management team have responsibility for managing the administration, determination and approval of total and, in the case of the named executive officers, the Compensation Committee is responsible for individual approval of payouts under the incentive plans.
(c)The incentive elements of our compensation program (annual incentives and multi-year equity awards) are designed to reward both annual performance (under the AIP) and longer-term performance (under the 2018 Plan).

We believe this design mitigates any incentive for short-term risk-taking that could be detrimental to our company’s long-term best interests.
(d)The performance periods for our PSUs overlap, and our time-vested RSUs generally cliff vest after three years. This mitigates the motivation to maximize performance in any one period at the expense of others.
(e)Maximum payouts under our AIP are currently capped at 150% of the target award opportunity set by the Compensation Committee. We believe these limits mitigate excessive risk-taking, since the maximum amount that can be earned is limited.
(f)Finally, our AIP and our 2018 Plan both contain provisions under which awards may be recouped or forfeited if the recipient has not complied with our policies. In addition, our performance-based plans (cash incentive and performance shares) both contain provisions under which awards may be recouped or forfeited if the financial results for a period affecting the calculation of an award are later restated.
(g)The Compensation Committee retains an independent compensation consultant.
Compensation Committee Report
The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis included in this Proxy Statement. Based on this review and discussion, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.
Compensation Committee of the Board of Directors

Dr. James C. Stoffel, Chairman
Kenneth Kong
Dahlia Loeb
John J. Quicke

Summary Compensation Table
    The following table summarizes the total compensation for each of our fiscal years ended July 2, 2021, July 3, 2020, June 28, 2019, of our named executive officers for the applicable years, consisting of our CEO, CFO and Senior Vice President Americas Sales and Services. With respect to fiscal year 2021, due to changes in the executive team, we only had one additional executive officer in addition to our CEO and CFO, therefore there are only three named executive officers for the most recent fiscal year.

Name/Principal Position	Fiscal Year	Salary(2)	Stock Awards(3)	Option Awards(4)	Non-Equity Incentive Plan Compensation(5)	All Other Compensation(6)	Total
		($)	($)	($)	($)	($)	($)
Peter A. Smith, Director, President and Chief Executive Officer	2021	444,231	1,202,160	94,715	458,325	16,761	2,216,192
	2020	187,692	664,485	—	138,113	3,996	994,286
Eric Chang, Senior Vice President and Chief Financial Officer	2021	299,616	101,464	50,742	268,250	10,862	730,934
	2020	270,231	88,752	87,748	137,736	5,929	590,396
	2019	260,000	65,344	65,591	—	8,148	399,083
Bryan Tucker, Senior Vice President Americas Sales and Services (1)	2021	315,000	140,360	70,191	229,163	19,328	774,042
_______________________

(1)Mr. Tucker was appointed as an executive officer in fiscal year 2021.
(2)The annual base salary for Mr. Smith was increased from $400,000 to $500,000 on January 4, 2021 and was increased to $650,000 on July 1, 2021 due to performance.
The annual base salary for Mr. Chang was $300,000.
The annual base salary for Mr. Tucker was $315,000.
(3)    The “Stock Awards” column shows the full grant date fair value of the market-based shares, performance shares, and restricted stock granted in fiscal 2021, 2020 and 2019.
The grant date fair value of the PSUs, MSUs, and RSUs was determined under FASB ASC Topic 718 and represents the amount we would expense in our financial statements over the entire vesting schedule for the awards. The grant date fair value of MSUs was estimated using a Monte-Carlo simulation model. The grant date fair value for PSUs and RSUs was based on the closing market price of our common stock on the respective grant dates. The assumptions used for determining values are set forth in Notes 1 and 9 to our audited consolidated financial statements in Part II, Item 8 of our Annual Report on Form 10-K for fiscal year 2021. These amounts reflect our accounting for these grants and do not correspond to the actual values that may be recognized by the named executive officers.
(4)    The “Option Awards” column shows the aggregate grant date fair value of the stock options granted in fiscal 2021, determined using Black-Scholes values. The assumptions used for determining values are set forth in Notes 1 and 9 to our audited consolidated financial statements in Part II, Item 8 of our Annual Report on Form 10-K for fiscal year 2021.
(5)    The “Non-Equity Incentive Plan Compensation” column shows the cash bonus earned under the fiscal year 2021 and fiscal year 2020 annual incentive plan. No cash bonus was earned for fiscal 2019.
(6)    The following table describes the components of the “All Other Compensation” column.

		Life Insurance(a)	Company Matching Contributions Under 401(k) Plan(b)	Vacation payout(c)	Total All Other Compensation
Name	Year	($)	($)	($)	($)
Peter A. Smith	2021	3,463	5,606	7,692	16,761
	2020	1,419	2,577	—	3,996
Eric Chang	2021	776	4,317	5,769	10,862
	2020	654	5,275	—	5,929
	2019	612	7,536	—	8,148
Bryan Tucker	2021	1,302	11,968	6,058	19,328
_____________________
(a)Represents premiums paid for life insurance that represent taxable income for the named executive officer.
(b)Represents matching contributions made by us to the 401(k) account of the respective named executive.
(c)    Represents vacation payout for unused vacation days.
Fiscal Year 2021 Grants of Plan-Based Awards
    The following table lists our grants and incentives made to the named executive officers during our fiscal year ended July 2, 2021, of plan-based awards, both equity and non-equity based under our AIP and 2018 Plan. There is no assurance that the grant date fair value of stock and option awards will ever be realized.

			Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payments Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units(3)	All Other Option Awards: Number of Securities Underlying Options(4)	Grant Date, Fair Value of Stock and Option Awards(5)
	Type of Award	Grant Date	Threshold	Target	Maximum	Threshold	Target	Maximum
Name			($)	($)	($)	(#)	(#)	(#)	(#)	(#)	($)
Peter A. Smith	Options	9/1/2020	—	—	—	—	—	—	—	26,386	94,715
	RSU	9/1/2020	—	—	—	—	—	—	8,610	—	94,710
	PSU	9/1/2020	—	—	—	4,305	8,610	17,220	—	—	94,710
	MSU	1/20/2021	—	—	—	—	72,000	—	—	—	1,012,740
	AIP	—	171,675	315,000	458,325	—	—	—	—	—	—
Eric Chang	Options	9/1/2020	—	—	—	—	—	—	—	14,136	50,742
	RSU	9/1/2020	—	—	—	—	—	—	4,612	—	50,732
	PSU	9/1/2020	—	—	—	2,306	4,612	9,224	—	—	50,732
	AIP	—	81,750	150,000	268,250	—	—	—	—	—	—
Bryan Tucker	Options	9/1/2020	—	—	—	—	—	—	—	19,554	70,191
	RSU	9/1/2020	—	—	—	—	—	—	6,380	—	70,180
	PSU	9/1/2020	—	—	—	3,190	6,380	12,760	—	—	70,180
	AIP	—	85,838	157,500	229,163	—	—	—	—	—	—
______________________
(1)The amounts shown under Estimated Possible Payouts Under Short-Term Non-Equity Incentive Plan Awards reflect possible payouts under our fiscal 2021 AIP. For Mr. Smith these columns represent the pro-rata portion of his AIP award following his salary increases in January 2021.
(2)    PSUs vest 100% on the third anniversary of the grant date based on the achievement of performance criteria. The market-based conditions applicable to the MSUs granted to Mr. Smith in January 2021 were achieved in fiscal 2021 and will vest on December 31, 2022 and December 31, 2023, subject to the named executive officer’s continued employment through each such vesting date.
(3)    These amounts represent the number of RSUs granted to the named executive officers during fiscal year 2021, which vest in full on the third anniversary of the date of grant, subject to the named executive officer’s continued employment through such vesting date.
(4)    These amounts represent the number of stock options granted to the named executive officers during fiscal year 2021, which vest annually over three years from the date of grant, subject to the named executive officer’s continued employment through such vesting date.

(5)    The “Fair Value of Stock and Option Awards” column shows the full grant date fair value of the stock options granted in fiscal year 2021. The grant date fair value of the stock options was determined under FASB ASC Topic 718 and represents the amount we would expense in our financial statements over the entire vesting schedule for the awards in the event the vesting provisions are achieved.
The assumptions used for determining values are set forth in Notes 1 and 9 to our audited consolidated financial statements in Part II, Item 8 of our Annual Report on Form 10-K for the fiscal 2021. These amounts reflect our accounting for these grants and do not correspond to the actual values that may be recognized by the named executive officers.

Fiscal 2021 Outstanding Equity Awards
The following table provides information regarding outstanding unexercised stock options and unvested stock awards held by each of our named executive officers as of July 2, 2021. Each grant of options or unvested stock awards is shown separately for each named executive officer. The vesting schedule for each award of options and unvested stock awards is shown in the footnotes following this table based on the option grant date. The material terms of the option awards, other than exercise price and vesting are generally described in the 2007 Plan and 2018 Plan.

	Option Awards						Stock Awards
	Grant Date	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable		Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock that have not Vested		Market Value of Shares or Units of Stock that have not Vested(7)	Equity Incentive Plan Awards: Number of Unearned Shares Units or Other Rights that have not Vested		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that have not Vested(8)
Name		(#)	(#)		($)		(#)		($)	(#)		($)
Peter A. Smith	1/20/2021	—	—		—	—	30,000	(1)	956,400	—		—
	1/20/2021	—	—		—	—	42,000	(1)	1,338,960	—		—
	9/1/2020	—	26,386	(2)	11.00	9/1/2027	8,610	(4)	274,487	8,610	(7)	274,487
Eric Chang	9/1/2020	—	14,136	(2)	11.00	9/1/2027	4,612	(4)	147,031	4,612	(7)	147,031
	5/19/2020	4,706	9,410	(2)	6.42	5/19/2027	—		—	—		—
	9/20/2019	—	14,982	(3)	7.23	9/20/2026	6,142	(4)	195,807	6,142	(5)	195,807
	9/7/2018	9,788	4,894	(2)	8.90	9/7/2025	—		—	3,670	(6)	117,000
Bryan Tucker	9/1/2020	—	19,554	(2)	11.00	9/1/2027	6,380	(4)	203,394	6,380	(7)	203,394
	9/20/2019	—	16,710	(3)	7.23	9/20/2026	—		—	—		—
	9/20/2019	—	—		—	—	6,852	(4)	218,442	—		—
	9/20/2019	—	—		—	—	—		—	6,852	(5)	218,442
	9/7/2018	11,510	5,754	(2)	8.90	9/7/2025	—		—	—		—
	9/7/2018	—	—		—	—	—		—	4,315	(6)	137,562
	2/2/2015	808	—		7.80	2/2/2022	—		—	—		—

______________________
(1)Market-based conditions applicable to the MSUs granted to Mr. Smith in January 2021 were achieved in fiscal 2021 and will vest in December 31, 2022 and December 31, 2023, subject to the named executive officer’s continued employment through such vesting date. In accordance with SEC rules, because such market-based conditions have been achieved and the MSUs only remain subject to time-based vesting conditions, the number of MSUs earned are reported in the “Number of Shares or Units of Stock that have not Vested” column.
(2)Stock options that vest annually over three years from date of grant.
(3)Stock options that cliff vest three years from date of grant.
(4)RSUs that cliff vest three years from date of grant.
(5)PSUs eligible to vest based on the Company’s non-GAAP net income. From 50% to 150% of the target PSUs will vest in September 2022 following the end of the fiscal year July 1, 2022, that the Compensation Committee certifies achievement of the performance measure. Vesting of these PSUs is dependent on continuous employment with us through the vesting date. The number of PSUs reported in the table above reflects 100% of the target number of granted PSUs based on the Company’s annual non-GAAP net income for the performance periods.
(6)PSUs eligible to vest based on the Company’s non-GAAP net income. From 50% to 100% of the target PSUs will vest after the Compensation Committee certifies the achievement of the performance measure.
(7)PSUs eligible to vest based on the Company’s annual average ROIC from fiscal 2021 to fiscal 2023 and revenue growth for fiscal 2023. From 50% to 200% of the target PSUs will vest after the Compensation Committee certifies the achievement of the performance measure. Vesting of these PSUs is dependent on continuous employment with us through the vesting date in September 2023.
(8)Market value is based on the $31.88 closing price of a share of our common stock on July 2, 2021, as reported on the NASDAQ Global Select Market.

Fiscal 2021 Option Exercised and Stock Vested Table
    The following table provides information for each of our named executive officers regarding the number of shares of our common stock acquired upon exercising vested options or release of stock awards during fiscal year 2021.

	Options Awards		Stock Awards
Name	Number of shares acquired on exercise(#)	Value realized on Exercise ($)	Number of Shares Acquired on Vesting (#) (1)	Value Received on Vesting ($) (2)
Peter A. Smith	—	—	93,000	$1,260,735
Eric Chang	—	—	—	—
Bryan Tucker	8,000	$156,160	—	—
_________________________
(1)Vested number of shares of PSUs.
(2)Amount shown is the aggregate market value of the vested shares of PSUs based on the closing price of our stock on the vesting date.

Equity Compensation Plan Summary
The following table provides information as of July 2, 2021, relating to our equity compensation plan:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted-Average Exercise Price of Outstanding Options		Number of Securities Remaining Available for Further Issuance Under Equity Compensation Plans (Excluding Securities Reflected in the First Column)
Equity Compensation plan approved by security holders(1)	998,362	(2)	$9.55	(3)	897,245	(4)
Equity Compensation plans not approved by security holders	—		$—		—
Total	998,362		$9.55		897,245
_____________________
(1)Consists of the 2007 Plan, the 2018 Plan and our employee stock purchase plan.
(2)The number includes 540,790 shares to be issued upon exercise of options, 189,244 shares to be issued upon vesting of RSUs, 165,000 shares to issued upon vesting of MSUs (based on achievement of target market-based metrics) and 103,328 shares to be issued upon vesting of PSUs (based on achievement of target performance metrics).
(3)Excludes weighted average fair value of RSUs, MSUs and PSUs.
(4)Includes 112,452 shares reserved for future issuances under the employee stock purchase plan.

Potential Payments Upon Termination or Change of Control
We have employment agreements with each of the continuing named executive officers, which provide for such executives to receive certain payments and benefits if their employment with us is terminated. These arrangements are set forth in detail below and assume a termination event (and Change of Control event, where applicable) on July 2, 2021 and refer to our stock price on that date. The Board has determined that such payments and benefits are an integral part of a competitive compensation package for our executive officers.
The table below reflects the compensation and benefits due to each of the named executive officers in the event of termination of employment by us without cause or termination by the executive for good reason (other than within 12 or 18 months after a Change of Control, as defined below) and in the event of disability and in the event of termination of employment by us without cause or termination by the executive for good reason within 12 or 18 months after a Change of Control (depending on individual employment agreements). The amounts shown in the table are estimates of the amounts that would be paid upon termination of employment. There are no compensation and benefits due to any named executive officer in the event of death, or of termination of employment by us for cause or voluntary termination. The actual amounts would be determined only at the time of the termination of employment.

Name	Conditions for Payouts	Base Salary Component(1)	Cash Incentive Component(2)	Accelerated Equity Vesting(3)	Insurance Benefit(4)	Out-Placement Services(5)	Total
Peter Smith	Termination without cause or for good reason, or due to disability	$650,000	$458,325	$2,386,856	$33,060	$30,000	$3,558,241
	Within 12 months after Change of Control	$1,300,000	$925,000	$2,937,945	$49,500	$30,000	$5,242,445
Eric Chang	Termination without cause or for good reason, or due to disability	$300,000	$268,250	$1,035,971	$—	$30,000	$1,634,221
	Within 18 months after Change of Control	$300,000	$150,000	$1,443,594	$—	$30,000	$1,923,594
Bryan Tucker	Termination without cause or for good reason, or due to disability	$315,000	$229,163	$908,517	$26,604	$30,000	$1,509,284
	Within 18 months after Change of Control	$630,000	$157,500	$1,449,032	$26,604	$30,000	$2,293,136
______________________
(1)The base salary component represents the total gross monthly payments to each named executive officer at the base salary in effect as of the last day of fiscal 2021.
(2)    The cash incentive component represents the cash bonus due under the fiscal year 2021 AIP.
(3)    Reflects acceleration of outstanding equity awards, including pro-rata vesting of the equity awards granted during fiscal year 2021, 2020 and 2019 and outstanding as of July 2, 2021.
(4)    The insurance benefit provided is paid directly to the insurer benefit provider and includes amounts for COBRA.
(5)    The estimated dollar amounts for outplacement services would be paid directly to an outplacement provider selected by us.
The employment agreements with our named executive officers define a “Change of Control” as follows:
•any merger, consolidation, share exchange or acquisition, unless immediately following such merger, consolidation, share exchange or acquisition, at least 50% of the total voting power (in respect of the election of directors, or similar officials in the case of an entity other than a corporation) of (i) the entity resulting from such merger, consolidation or share exchange, or the entity which has acquired all or substantially all of our assets (in the case of an asset sale that satisfies the criteria of an acquisition) (in either case, the “Surviving Entity”) or (ii) if applicable, the ultimate parent entity that directly or indirectly has beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of the total voting power (in respect of the election of directors, or similar officials in the case of an entity other than a corporation) of the Surviving Entity is represented by our securities that were outstanding immediately prior to such merger, consolidation, share exchange or acquisition (or, if applicable, is represented by shares into which such Company securities were converted pursuant to such merger, consolidation, share exchange or acquisition); or
•any person or group of persons (within the meaning of Section 13(d)(3) of the Exchange Act) directly or indirectly acquires beneficial ownership (determined pursuant to SEC Rule 13d-3 promulgated under the Exchange Act) of securities possessing more than 30% of the total combined voting power of our outstanding securities other than: (i) an employee benefit plan of ours or any of our affiliates; (ii) a trustee or other fiduciary holding securities under an employee benefit plan of our or any of our affiliates; or (iii) an underwriter temporarily holding securities pursuant to an offering of such securities; or
•over a period of 36 consecutive months or less, there is a change in the composition of the Board such that a majority of the Board members (rounded up to the next whole number, if a fraction) ceases, by reason of one or more proxy contests for the election of Board members, to be composed of individuals each of whom meet one of the following criteria: (i) have been a Board member continuously since the adoption of this plan or the beginning of such 36-month period; or (ii) have been elected or nominated during such 36-month period by at least a majority of the Board members and satisfied the criteria of this bullet when they were elected or nominated; or

•a majority of the Board determines that a Change of Control has occurred; or
•the complete liquidation or dissolution of the Company.
The employment agreements with our named executive officers define a “Cause” as follows:
•theft, dishonesty, misconduct or falsification of any employment or Company records; or
•improper disclosure of the Company’s confidential or proprietary information; or
•any action which as material detrimental effect on the Company’s reputation or business; or
•refusal or inability to perform any assigned duties (other than as a result of disability) after written notice and a 30-day opportunity to cure such refusal or inability; or
•material breach of an employment agreement or of the proprietary information, confidentiality, assignment of inventions agreement, after written notice and a 30-day opportunity to cure such breach; or
•violation of the Company’s Code of Conduct; or
•conviction (including any plea of guilty or no contest) for any criminal act that impairs the ability to perform duties under an employment agreement.
The employment agreements with our named executive officers define a “Good Reason” as follows:
•a reduction in base salary below the base salary in effect at the start date of the employment agreement, other than a reduction that is similarly applicable to all members of the Company’s executive staff; or
•a material diminution in your authority, duties and responsibilities.
Employment agreements are in effect for the named executive officers and provide that if they are terminated without cause or should they resign for good reason or become disabled and they sign a general release they will be entitled to receive the following severance benefits:
•severance payments at their final base salary for a period of 12 or 24 months following termination depending on individual employment agreements;
•payment of premiums necessary to continue their group health insurance under COBRA (or to purchase other comparable health coverage on an individual basis if the employee is no longer eligible for COBRA coverage) until the earlier of (i) 12 or 18 months (depending on individual employment agreements); or (ii) the date on which they first became eligible to participate in another employer’s group health insurance plan;
•the prorated portion of any incentive bonus they would have earned during the incentive bonus period in which their employment was terminated;
•any equity compensation subject to service-based vesting granted to the executive officer will stop vesting as of their termination date; however, they will be entitled to exercise any vested stock options until the earlier of: (i) 12 months; or (ii) the date on which the applicable option(s) expire; and
•outplacement assistance up to $30,000.
In addition, these agreements provide that if there is a Change of Control, and employment is terminated by us without cause or by the employee for good reason within 12 or 18 months (depending on the respective named executive officer employment agreement) after the Change of Control and they sign a general release of known and unknown claims in a form satisfactory to us (i) they will receive a payment equal to the greater of (a) the average of the annual actual incentive bonus payments received by them, if any, for the previous three years; or (b) their target incentive bonus for the year in which their employment terminates; and (ii) accelerated vesting of all unvested stock option(s), RSUs, PSUs and MSUs (assuming performance criteria previously met or pro rata vesting at target for the period of time worked during the performance period based on individual guidelines under the 2018 Plan.

CEO Pay Ratio
Pursuant to Item 402(u) of Regulation S-K, the Company is required to provide the following information with respect to the year ended July 2, 2021:
•The median of the annual total compensation of all employees of the Company (other than Mr. Smith’s the Company’s Chief Executive Officer) was $ 69,362.
• The annualized total compensation of Mr. Smith, the Company’s Chief Executive Officer, was $2,220,038
• Based on this information, the ratio of the annual total compensation of the Company’s Chief Executive Officer to the median of the annual total compensation of all employees was 32.01 to 1.

To identify the median paid employee and determine such employee’s annual total compensation in the last fiscal year, the Company assessed its employee population as of July 2, 2021 and determined employee compensation using the 12-month period ending July 2, 2021. On this date, the Company’s employee population consisted of 657 individuals. The Company does not feel that there have been any material changes to the employee population or compensation arrangements to necessitate needing to recalculate this number.
The Company determined its median employee by: (i) calculating total target cash compensation as the sum of salary and target variable compensation, including target sales bonus, for each of the Company’s employees, (ii) ranking the total target cash compensation of all employees except for the Chief Executive Officer from lowest to highest, and (iii) picking the employee who was in the middle of the list.

PROPOSAL NO. 1
ELECTION OF DIRECTORS
At the Annual Meeting, directors are being nominated for election to serve until the 2022 Annual Meeting or until their successors are elected and qualified.
In the unanticipated event that a nominee is unable or declines to serve as a director at the time of the Annual Meeting, all proxies received by the proxy holders will be voted for any subsequent nominee named by the Board to fill the vacancy created by the earlier nominee’s withdrawal from the election. As of the date of this Proxy Statement, the Board is not aware of any director nominee who is unable or will decline to serve as a director. Each of the nominees has consented to being named in this Proxy Statement and to serve as a director if elected. Ages are as of the date of this Proxy Statement.
Director Nominees

Name	Title	Age
John Mutch	Chairman of the Board	65
Bryan Ingram	Director Nominee	57
Michele Klein	Director	72
Somesh Singh	Director Nominee	65
Peter Smith	Director, President and Chief Executive Officer	55
Dr. James C. Stoffel	Director	75
RECOMMENDATION OF THE BOARD OF DIRECTORS
THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE ELECTION OF EACH OF THE DIRECTOR NOMINEES AND UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE DIRECTOR NOMINEES.

PROPOSAL NO. 2
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
The Audit Committee has appointed BDO as our independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending July 1, 2022, and our Board has ratified such appointment. See “Independent Registered Public Accounting Firm Fees.”
Notwithstanding its selection, the Audit Committee, in its discretion, may appoint another independent registered public accounting firm at any time during the year if the Audit Committee believes that such a change would be in the best interests of the Company and its stockholders. If the appointment is not ratified by our stockholders, the Audit Committee may reconsider whether it should appoint another independent registered public accounting firm.

RECOMMENDATION OF THE BOARD OF DIRECTORS
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE AUDIT COMMITTEE’S APPOINTMENT OF BDO AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2022.

PROPOSAL NO. 3
ADVISORY, NON-BINDING VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION
A “say-on-pay” advisory vote is required for all U.S. public companies under Section 14A of the Exchange Act which we request annually during our Annual Meeting of Stockholders. We are asking stockholders to approve, on an advisory, non-binding basis, the compensation of the Company’s named executive officers disclosed in the Compensation Discussion and Analysis section, and the related compensation tables, notes and narrative, in this Proxy Statement.
The Board recommends that you vote “FOR” approval of the advisory, non-binding vote on executive compensation because it believes that the policies and practices described in the Compensation Discussion and Analysis section are effective in achieving the Company’s goals of rewarding sustained financial and operating performance and leadership excellence, aligning the executives’ long-term interests with those of the stockholders and motivating the executives to remain with the Company for long and productive careers. Named executive officer compensation of the past three years reflects amounts of cash and long-term equity awards consistent with periods of economic stress and lower earnings, and equity incentives aligning with our actions to stabilize the Company and to position it for a continued recovery.
We urge stockholders to read the Compensation Discussion and Analysis section of this Proxy Statement, as well as the Summary Compensation Table and related compensation tables, notes and narrative, which provide detailed information on the Company’s compensation policies and practices and the compensation of our named executive officers.
As this vote is advisory, it will not be binding on our Board or our Compensation Committee, and neither our Board nor our Compensation Committee will be required to take any action as a result of the outcome of the vote. However, our Compensation Committee will carefully consider the outcome of this vote when considering future executive compensation policies and decisions.
Based on the voting results at the Company’s 2018 Annual Meeting of Stockholders with respect to the frequency (the “Frequency Vote”) of future stockholder advisory votes to approve the compensation of the Company’s named executive officers, the Company includes an advisory, non-binding vote to approve the compensation of its named executive officers in its proxy materials on an annual basis. The next required Frequency Vote is scheduled for the Company’s 2024 Annual Meeting of Shareholders.

RECOMMENDATION OF THE BOARD OF DIRECTORS
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE ADVISORY, NON-BINDING VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION.

PROPOSAL NO. 4
Approval of the Amended and Restated 2018 Incentive Plan of Aviat Networks, Inc.
Background and Purpose of the Proposal
The 2018 Plan was adopted by the Board and approved by the stockholders on March 20, 2018. At this year’s Annual Meeting, stockholders will be asked to approve the increase in the number of shares available for issuance under the 2018 Plan (the “Amended and Restated Plan”) by 1,250,000 shares. The Amended and Restated Plan is attached hereto as Annex 1. If the Amended and Restated Plan becomes effective, the Company will register the additional shares on a Registration Statement on Form S-8 as soon as practicable following the effective date.
The Board believes that stock ownership promotes the alignment of interests of our employees and directors, with those of our stockholders. A total of only 784,793 shares remain available for issuance under the 2018 Plan as of July 2, 2021. The proposed adoption of the Amended and Restated Plan will allow us to continue to utilize equity incentive compensation as a means of aligning the interests of participants with those of our stockholders, will provide participants with further incentives for outstanding performance and will assist in the retention of key talent. As a result, we believe that the adoption of the

Amended and Restated Plan is important to our ability to recruit and retain executive officers, directors and key employees with outstanding ability and experience, and to our long-term growth and financial success.
The use of stock-based awards under the 2018 Plan continues to be a key element of the Company’s compensation program. The purpose of the Amended and Restated Plan is to increase the number of shares of common stock that the Company may issue under the Amended and Restated Plan by 1,250,000 shares. As of July 2, 2021, there were 457,572 shares associated with outstanding RSUs, MSUs and PSUs, and there were 540,790 options, vested and unvested, outstanding and unexercised. No other equity awards were outstanding under any of the Company’s equity compensation plans, including the 2018 Plan as of such date. As of July 2, 2021, there remain only 784,793 shares available for grant.
The Amended and Restated Plan is a broad-based plan under which the Company grants awards to its current and prospective employees, including officers, directors, and consultants. The Company continues to believe that its long-term interests are best advanced by aligning the interests of its nonemployee directors and key employees with the interests of its stockholders. Therefore, to attract, retain and motivate nonemployee directors, officers and key employees of exceptional abilities and, in recognition of the significant contributions to the long-term performance and growth of the Company and its subsidiaries made by these individuals, the Board recommends adoption of the Amended and Restated Plan. Approval of the Amended and Restated Plan will permit the Company to continue to use stock-based compensation to align stockholder and employee interests and to motivate employees and others providing services to the Company or any subsidiary. While the Board is cognizant of the potential dilutive effect of compensatory stock awards, it also recognizes the significant motivational and performance benefits that are achieved from making such awards. The Board determined that an increase of 1,250,000 shares was appropriate based on a number of factors, including: the current number of shares available under the 2018 Plan, the number of shares that remain subject to outstanding options and restricted stock units, the potential dilutive effects on the Company’s stockholders, the Company’s historical annual burn rates, and the anticipated future needs for equity to be able to attract and retain key employees and members of our leadership team.
Consequence of Failing to Approve the Proposal
If this Proposal No. 4 and the Amended and Restated Plan is not approved by the Company’s stockholders, the 2018 Plan will continue to be effective, and there will be no impact on the rights of existing award holders under the 2018 Plan. However, if this Proposal No. 4 and the Amended and Restated Plan is not approved by the Company’s stockholders, the Company would be required to reevaluate its current use of equity-based awards pursuant to the 2018 Plan to eligible employees and directors in the future and our compensation programs in general. If this Proposal No. 4 is not approved, we do not expect to be able to issue any meaningful equity-based compensation awards pursuant to the 2018 Plan to eligible employees and directors in the future, requiring the Company to reevaluate our compensation programs in general with a much higher percentage of compensation paid in cash.
Why We Believe You Should Vote for Proposal 4
In evaluating our request to approve Proposal 4 and the Amended and Restated Plan, we ask that you consider the following:
•Incentive to Attract and Retain Talent. We believe that our future success depends in part on our ability to attract, hire, motivate and retain high quality employees, including executive officers, and directors and that the ability to provide equity awards under the Amended and Restated Plan is critical to achieving this success. We would be at a severe disadvantage if we could not use equity-based awards covering a meaningful number of shares of our common stock to recruit and secure or retain key talent in the current competitive market for highly skilled and qualified employees.
•Alignment of Interests. We believe that our future success depends on our ability to align the interests of our employees, including our executive officers, and directors with those of our stockholders, and that equity compensation is a key means to foster this alignment.
•Significant Focus on Performance-Based Equity Awards. Approximately two-thirds of the annual equity awards granted to our executive officers, including our named executive officers, in fiscal 2021 are either options to purchase shares of our common stock or full-value awards subject to performance-based vesting requirements, with the shares subject to such performance-based awards to be earned the vesting of the based on the achievement of return on invested capital and revenue growth targets over a three-year performance period. The foregoing percentages are based on the grant date fair value of the awards granted in fiscal 2021.
•Limiting Cash Compensation Expense. Equity compensation limits the cash cost of our compensation programs and can preserve cash for other uses in growing our business or returning value to our stockholders. If Proposal 4 and the Amended and Restated Plan are not approved, we may need to replace the lost compensation value with larger cash awards, which would increase our cash compensation expense. That cash might be better utilized if reinvested in our business or returned to our stockholders.
•Responsible Share Request Size. We believe that we are asking for enough shares to be able to continue to grant equity awards under the Amended and Restated Plan for approximately three years (as discussed in more detail below). We want our stockholders to have the ability to regularly validate their support of our approach to equity awards
•Responsible Plan Features. The Amended and Restated Plan includes several responsible plan features as described in more detail below.
Summary of the Amended and Restated Plan
The following is a summary of the Amended and Restated Plan and does not purport to be a complete description of all provisions of the Amended and Restated Plan. The Amended and Restated Plan should be read in conjunction with, and is qualified in its entirety by reference to, the complete text of the proposed Amended and Restated Plan, which is attached to this Proxy Statement as Annex 1. The Amended and Restated Plan gives the Compensation Committee the ability to award stock options, stock appreciation rights (“SARs”), performance awards, restricted stock, RSUs, stock awards, other stock-based awards, cash awards, and substitute awards.
Administration. The Amended and Restated Plan is administered by the Compensation Committee of Board (the “Committee”), or such other committee of two or more directors designated by the Board except to the extent the Board elects to administer the Amended and Restated Plan (in which case references to the “Committee” are references to the Board). The Committee has broad discretion to administer the Amended and Restated Plan, including the power to determine the eligible individuals to whom awards will be granted, the number and type of awards to be granted and the terms and conditions of awards. The Committee may also accelerate the vesting or exercise of any award and make all other determinations and take all other actions necessary or advisable for the administration of the Amended and Restated Plan.
Notwithstanding anything within the Amended and Restated Plan to the contrary, to comply with applicable laws in countries other than the United States in which the Company or our affiliates operates or has employees, directors or other service providers, to ensure that we comply with any applicable requirements of foreign securities exchanges, to achieve specific tax treatment for an award in any country, or to facilitate the administration of the Amended and Restated Plan, the Committee, in its sole discretion, has the power and authority to determine who is eligible to participate in the Amended and Restated Plan, modify the terms and conditions of awards, establish sub-plans with applicable foreign jurisdiction provisions, or take other actions deemed advisable to comply with foreign laws or securities exchange rules. The description of the Amended and Restated Plan set forth within this summary addresses the terms and conditions of the Amended and Restated Plan largely with respect to United States-based award recipients, therefore an award granted to an employee that is subject to foreign laws or regulations may differ from the descriptions set forth below or contained within the Amended and Restated Plan document.
Eligibility. Any individual who is an officer or employee of the Company or any of our affiliates, and any other person who provides services to us or our affiliates, including members of the Board, are eligible to receive awards under the Amended and Restated Plan at the discretion of the Committee. As of July 2, 2021, we have 657 employees and six members of the Board who will be eligible to participate in the Amended and Restated Plan. Consultants are eligible to receive awards pursuant to the Amended and Restated Plan, but as the Committee has sole discretion to determine whether such consultants could receive an award, the number of consultants that could receive Amended and Restated Plan awards is not determinable at this time.
Shares Subject to the Amended and Restated Plan. Subject to stockholder approval of the Amended and Restated Plan and the adjustments described below, the total aggregate number of shares of stock which may be granted, issued or delivered pursuant to Awards under the Amended and Restated 2018 Plan (including pursuant to the exercise of Incentive Options) shall be the sum of: (i) 1,250,000 Shares, plus (ii) the number of shares of common stock of the Company which remain available for grants of options or other awards under 2018 Plan prior to its amendment and restatement and the number of shares of common stock of the Company which remain available for grants of options or other awards under the Company’s 2007 Incentive Plan, as amended and restated (, the “Prior Plan”) as of the Effective Date, plus (iii) the number of shares that, after the Effective Date, would again become available for issuance pursuant to the reserved share replenishment provisions of the Prior Plans as a result of, stock options issued thereunder expiring or becoming unexercisable for any reason before being exercised in full, or, as a result of restricted stock being forfeited to the Company or repurchased by the Company pursuant to the terms of the agreements governing such shares. The share replenishment provision of the immediately preceding clause (iii) shall be effective regardless of whether the Prior Plans have terminated or remain in effect. As of July 2, 2021 (the last trading day of fiscal year 2021), the price per share of the Company’s common stock was $31.88 per share. The shares issued pursuant to awards under the Amended and Restated Plan may be authorized and unissued shares or shares that the Company reacquired, including shares purchased in the open market.
To the extent that a share of common stock is subject to an outstanding award other than a stock option or SAR (a “Full-Value Award”), that award will reduce the aggregate share limit by 1.76 shares of common stock. To the extent that a share of common stock is subject to an outstanding award other than a Full-Value Award, the award reduces the aggregate share limit by one share of common stock. Shares of common stock subject to an award that expire, are cancelled, exchanged, settled in cash or otherwise terminated without actual delivery of shares will again be available for awards pursuant to the 2018 Plan. Notwithstanding the foregoing, (i) the number of shares tendered or withheld in payment of any exercise or purchase price of an award or taxes relating to an award, (ii) shares that were subject to a stock option or a SAR but were not issued or delivered as a result of the net settlement or net exercise of such stock option or SAR and (iii) shares repurchased on the open market with the proceeds of a stock option’s exercise price, will not, in each case, be available again for awards pursuant to the 2018 Plan. Awards that may only be settled in cash will not count against the share limit for the 2018 Plan.
Limitations on Awards. In any one calendar year, the aggregate grant to any plan participant, including awards granted pursuant to the Amended and Restated Plan shall not exceed 150,000 shares. To calculate the 150,000 annual maximum, awards granted pursuant to the Amended and Restated Plan shall be valued on the grant date pursuant to FASB ASC Topic 718, and all other cash compensation may include, but is not limited to, quarterly retainer fees, committee fees, meeting fees, or lead independent director fees.
Awards under the 2018 Plan
Stock Options. The Committee may grant incentive stock options and options that do not qualify as incentive stock options, except that incentive stock options may only be granted to persons who are our employees or employees of one of our subsidiaries, in accordance with Section 422 of the Code. The exercise price of a stock option cannot be less than 100% of the fair market value of a share of our common stock on the date on which the option is granted and the option must not be exercisable for longer than seven years following the date of grant. In the case of an incentive stock option granted to an individual who owns (or is deemed to own) at least 10% of the total combined voting power of all classes of our capital stock, the exercise price of the stock option must be at least 110% of the fair market value of a share of our common stock on the date of grant and the option must not be exercisable more than five years from the date of grant. Any share of common stock that is available for grant pursuant to the Amended and Restated Plan shall be available for the issuance of shares pursuant to any award type under the plan, including the exercise of incentive stock options.
Stock Appreciation Rights. A SAR is the right to receive an amount equal to the excess of the fair market value of one share of our common stock on the date of exercise over the grant price of the SAR. The grant price of a SAR cannot be less than 100% of the fair market value of a share of our common stock on the date on which the SAR is granted. The term of a SAR may not exceed seven years. SARs may be granted in connection with, or independent of, a stock option. SARs may be paid in cash, common stock or a combination of cash and common stock, as determined by the Committee.
Restricted Stock. Restricted stock is a grant of shares of common stock subject to the restrictions on transferability and risk of forfeiture imposed by the Committee. If dividends are paid with respect to common stock underlying an award of unvested restricted stock, the dividend will either be reinvested in additional shares of restricted stock containing the same terms and conditions as the original award, or will be subject to the same vesting and forfeiture provisions as the underlying award and such dividend shall not become payable unless the underlying award is settled.

Restricted Stock Units. A restricted stock unit is a right to receive cash, common stock or a combination of cash and common stock at the end of a specified period equal to the fair market value of one share of our common stock on the date of vesting. Restricted stock units may be subject to the restrictions, including a risk of forfeiture, imposed by the Committee.
Other Stock-Based Awards. Subject to limitations under applicable law and the terms of the Amended and Restated Plan, the Committee may grant other awards related to our common stock. Such awards may include, without limitation, awards that are convertible or exchangeable debt securities, other rights convertible or exchangeable into our common stock, purchase rights for common stock, awards with value and payment contingent upon our performance or any other factors designated by the Committee, and awards valued by reference to the book value of our common stock or the value of securities of, or the performance of, our affiliates.
Performance Awards. Performance awards represent awards with respect to which a participant’s right to receive cash, shares of our common stock, or a combination of both, is contingent upon the attainment of one or more specified performance measures during a specified period. The Committee will determine the applicable performance period, the performance goals and such other conditions that apply to each performance award.
Recapitalization. In the event of any change in our capital structure or business or other corporate transaction or event that would be considered an equity restructuring, the Committee shall or may (as required by applicable accounting rules) equitably adjust the (i) aggregate number or kind of shares that may be delivered under the Amended and Restated Plan, (ii) the maximum number of shares that may be granted to a covered employee each year, (iii) the number or kind of shares or amount of cash subject to an award, (iv) the terms and conditions of awards, including the purchase price or exercise price of awards and performance goals, and (v) the applicable share-based limitations with respect to awards provided in the Amended and Restated Plan, in each case to equitably reflect such event.
Change in Control. Except to the extent otherwise provided in any applicable award agreement, in the event of a change in control or other changes to us or our common stock, the Committee may, either in advance of a change of control or at the time or when the Committee may deem appropriate, (i) accelerate the time of vesting and exercisability of an award, (ii) if the performance cycle has been completed for performance awards, payment shall be made not later than 90 days following the effective date of termination, or if the performance cycle has not been completed for performance awards, target level of performance shall be deemed to have been achieved and payment shall be made not later than 90 days following the effective date of termination, or (iii) make any other adjustments to awards (including no adjustments) that the Committee deems appropriate to reflect the applicable transaction or event.
Amendment and Termination. The Amended and Restated Plan automatically expires on the seventh anniversary of its original effective date, or February 12, 2025. The Committee may amend or terminate the Amended and Restated Plan at any time, subject to stockholder approval if required by applicable law, rule or regulation, including the rules of the stock exchange on which our shares of common stock are listed. The Committee may amend the terms of any outstanding award granted under Amended and Restated Plan at any time so long as the amendment would not materially and adversely affect the rights of a participant under a previously granted award without the participant’s consent.
Clawback. The Amended and Restated Plan and all awards granted thereunder are subject to any clawback or recoupment policy adopted by the Company.
Certain U.S. Federal Income Tax Consequences
The following discussion is for general information only and is intended to briefly summarize the United States federal income tax consequences to participants arising from participation in the Amended and Restated Plan. This description is based on current law, which is subject to change (possibly retroactively). The tax treatment of participants in the Amended and Restated Plan may vary depending on their particular situations and may, therefore, be subject to special rules not discussed below. No attempt has been made to discuss any potential foreign, state, or local tax consequences. In addition, nonqualified stock options and SARs with an exercise price less than the fair market value of shares of common stock on the date of grant, SARs, restricted stock units, and certain other awards that may be granted pursuant to the Amended and Restated Plan, could be subject to additional taxes unless they are designed to comply with certain restrictions set forth in Section 409A of the Code and guidance promulgated thereunder. Potential tax consequences to the Company or participants associated with the Amended and Restated Plan and its awards granted to eligible individuals subject to the laws of jurisdictions outside of the United States are not addressed herein.
Tax Consequences to Participants

Options and SARs. Participants will not realize taxable income upon the grant of an option or a SAR. Upon the exercise of a nonqualified stock option or a SAR, a participant will recognize ordinary compensation income (subject to withholding if an employee) in an amount equal to the excess of (i) the amount of cash and the fair market value of the shares of common stock received, over (ii) the exercise price of the award. A participant will generally have a tax basis in any shares of common stock received pursuant to the exercise of a nonqualified stock option or SAR that equals the fair market value of such shares of common stock on the date of exercise. Subject to the discussion under “Tax Consequences to the Company” below, the Company will be entitled to a deduction for federal income tax purposes that corresponds as to timing and amount with the compensation income recognized by a participant under the foregoing rules. When a participant sells the shares of common stock acquired as a result of the exercise of a nonqualified stock option or SAR, any appreciation (or depreciation) in the value of the shares of common stock after the exercise date is treated as long- or short-term capital gain (or loss) for federal income tax purposes, depending on the holding period. The shares of common stock must be held for more than 12 months to qualify for long-term capital gain treatment.
Participants eligible to receive an option intended to qualify as an incentive option (i.e., under Section 422 of the Code) will not recognize taxable income on the grant of an incentive option. Upon the exercise of an incentive option, a participant will not recognize taxable income, although the excess of the fair market value of the shares of common stock received upon exercise of the incentive option (“ISO Shares”) over the exercise price will increase the alternative minimum taxable income of the participant, which may cause such participant to incur alternative minimum tax. The payment of any alternative minimum tax attributable to the exercise of an incentive option would be allowed as a credit against the participant’s regular tax liability in a later year to the extent the participant’s regular tax liability is in excess of the alternative minimum tax for that year.
Upon the disposition of ISO Shares that have been held for the required holding period (generally, at least two years from the date of grant and one year from the date of exercise of the incentive option), a participant will generally recognize capital gain (or loss) equal to the excess (or shortfall) of the amount received in the disposition over the exercise price paid by the participant for the ISO Shares. However, if a participant disposes of ISO Shares that have not been held for the requisite holding period (a “Disqualifying Disposition”), the participant will recognize ordinary compensation income in the year of the Disqualifying Disposition in an amount equal to the amount by which the fair market value of the ISO Shares at the time of exercise of the incentive option (or, if less, the amount realized in the case of an arm’s length disposition to an unrelated party) exceeds the exercise price paid by the participant for such ISO Shares. A participant would also recognize capital gain to the extent the amount realized in the Disqualifying Disposition exceeds the fair market value of the ISO Shares on the exercise date. If the exercise price paid for the ISO Shares exceeds the amount realized (in the case of an arm’s-length disposition to an unrelated party), such excess would ordinarily constitute a capital loss.
The Company will generally not be entitled to any federal income tax deduction upon the grant or exercise of an incentive option, unless a participant makes a Disqualifying Disposition of the ISO Shares. If a participant makes a Disqualifying Disposition, the Company will then, subject to the discussion below under “Tax Consequences to the Company,” be entitled to a tax deduction that corresponds as to timing and amount with the compensation income recognized by a participant under the rules described in the preceding paragraph.
Under current rulings, if a participant transfers previously held shares of common stock (other than ISO Shares that have not been held for the requisite holding period) in satisfaction of part or all of the exercise price of an option, whether a nonqualified stock option or an incentive option, no additional gain will be recognized on the transfer of such previously held shares of common stock in satisfaction of the nonqualified stock option or incentive option exercise price (although a participant would still recognize ordinary compensation income upon exercise of a nonqualified stock option in the manner described above). Moreover, that number of shares of common stock received upon exercise which equals the number of previously held shares of common stock surrendered in satisfaction of the nonqualified stock option or incentive option exercise price will have a tax basis that equals, and a capital gains holding period that includes, the tax basis and capital gains holding period of the previously held shares of common stock surrendered in satisfaction of the nonqualified stock option or incentive option exercise price. Any additional shares of common stock received upon exercise will have a tax basis that equals the amount of cash (if any) paid by the participant, plus the amount of compensation income recognized by the participant under the rules described above.
The Amended and Restated Plan generally prohibits the transfer of awards other than by will or according to the laws of descent and distribution or pursuant to a qualified domestic relations order, but the Amended and Restated Plan allows the Committee to permit the transfer of awards (other than incentive options), in its discretion. For income and gift tax purposes, certain transfers of nonqualified stock options should generally be treated as completed gifts, subject to gift taxation.

The Internal Revenue Service has not provided formal guidance on the income tax consequences of a transfer of nonqualified stock options (other than in the context of divorce) or SARs. However, the Internal Revenue Service has informally indicated that after a transfer of options (other than in the context of divorce pursuant to a domestic relations order), the transferor will recognize income, which will be subject to withholding, and FICA/FUTA taxes will be collectible at the time the transferee exercises the options. If a nonqualified stock option is transferred pursuant to a domestic relations order, the transferee will recognize ordinary income upon exercise by the transferee, which will be subject to withholding, and FICA/FUTA taxes (attributable to and reported with respect to the transferor) will be collectible from the transferee at such time.
In addition, if a participant transfers a vested nonqualified stock option to another person and retains no interest in or power over it, the transfer is treated as a completed gift. The amount of the transferor’s gift (or generation-skipping transfer, if the gift is to a grandchild or later generation) equals the value of the nonqualified stock option at the time of the gift. The value of the nonqualified stock option may be affected by several factors, including the difference between the exercise price and the fair market value of the shares of common stock, the potential for future appreciation or depreciation of the shares of common stock, the time period of the nonqualified stock option and the illiquidity of the nonqualified stock option. The transferor will be subject to a federal gift tax, which will be limited by (i) the annual exclusion of $15,000 per donee (for 2021, subject to adjustment in future years), (ii) the transferor’s lifetime unified credit, or (iii) the marital or charitable deductions. The gifted nonqualified stock option will not be included in the participant’s gross estate for purposes of the federal estate tax or the generation-skipping transfer tax.
This favorable tax treatment for vested nonqualified stock options has not been extended to unvested nonqualified stock options. Whether such consequences apply to unvested nonqualified stock options or to SARs is uncertain and the gift tax implications of such a transfer is a risk the transferor will bear upon such a disposition.
Other Awards: Restricted Stock, Stock Awards, Restricted Stock Units, Other Stock-Based Awards and Performance Awards. A participant will recognize ordinary compensation income upon receipt of cash pursuant to an incentive award or performance award or, if earlier, at the time the cash is otherwise made available for the participant to draw upon. Individuals will not have taxable income at the time of grant of a restricted stock unit award, but rather, will generally recognize ordinary compensation income at the time he or she receives cash or shares of common stock in settlement of the restricted stock unit award, as applicable, in an amount equal to the cash or the fair market value of the shares of common stock received.
A recipient of a stock award or other equity-based award or the receipt of shares pursuant to an incentive award or performance award generally will be subject to tax at ordinary income tax rates on the fair market value of the shares of common stock when received, reduced by any amount paid by the recipient; however, if the shares of common stock are not transferable and are subject to a substantial risk of forfeiture when received, a participant will recognize ordinary compensation income in an amount equal to the fair market value of the shares of common stock (i) when the shares of common stock first become transferable and are no longer subject to a substantial risk of forfeiture, in cases where a participant does not make a valid election under Section 83(b) of the Code, or (ii) when the award is received, in cases where a participant makes a valid election under Section 83(b) of the Code. If a Section 83(b) election is made and the shares of common stock are subsequently forfeited, the recipient will not be allowed to take a deduction for the value of the forfeited shares of common stock. If a Section 83(b) election has not been made, any dividends received with respect to restricted stock that are subject at that time to a risk of forfeiture or restrictions on transfer generally will be treated as compensation that is taxable as ordinary income to the recipient; otherwise the dividends will be treated as dividends.
A participant who is an employee will be subject to withholding for federal, and generally for state and local, income taxes at the time he recognizes income under the rules described above. The tax basis in the shares of common stock received by a participant will equal the amount recognized by the participant as compensation income under the rules described in the preceding paragraph, and the participant’s capital gains holding period in those shares of common stock will commence on the later of the date the shares of common stock are received or the restrictions lapse. Subject to the discussion below under “Tax Consequences to the Company,” the Company will be entitled to a deduction for federal income tax purposes that corresponds as to timing and amount with the compensation income recognized by a participant under the foregoing rules.
Tax Consequences to the Company
Reasonable Compensation. In order for the amounts described above to be deductible by the Company (or a subsidiary), such amounts must constitute reasonable compensation for services rendered or to be rendered and must be ordinary and necessary business expenses.
Golden Parachute Payments. The ability of the Company (or the ability of one of its subsidiaries) to obtain a deduction for future payments under the Amended and Restated Plan could also be limited by the golden parachute rules of Section 280G of the Code, which prevent the deductibility of certain excess parachute payments made in connection with a change in control of an employer-corporation.
Deduction Limitations. The ability of the Company (or the ability of one of its subsidiaries) to obtain a deduction for amounts paid under the Amended and Restated Plan could be limited by Section 162(m) of the Code. Section 162(m) of the Code limits the Company’s ability to deduct compensation, for federal income tax purposes, paid during any year to a “covered employee” (within the meaning of Section 162(m) of the Code) in excess of $1,000,000. Despite this limitation, the Company may determine that it is in the Company’s best interests to grant awards pursuant to the Amended and Restated Plan that are not tax deductible to the Company in certain situations.
New Plan Benefits
A summary of the material features of the Amended and Restated Plan, including the class of persons eligible to participate therein and the number of persons in such class, is included above under the title “Summary of Amended and Restated Plan.”
Because awards granted under the Amended and Restated Plan are at the discretion of the Committee, it is not possible to determine the benefits or amounts that will be received by or allocated to eligible individuals. Therefore, we have not included a New Plan Benefits Table nor information regarding stock option awards that could be granted pursuant to the Amended and Restated Plan in the future.
The Company made its annual equity awards under the 2018 Plan for fiscal year 2021 to the named executive officers, nonemployee directors, and to its other eligible employees. The grants to the named executive officers are reflected in the “Long-Term Incentive Compensation” table that can be found in the Executive Compensation section of this proxy statement. The fiscal year 2021 grant to the nonemployee directors is reflected in the “Fiscal Year 2021 Compensation of Non-Employee Directors” in the Corporate Governance section of this proxy statement.
Equity Previously Awarded
Our stock-based compensation model, including the historical broad-based participation of our employees and directors, and the portion of equity compensation paid to our senior executives, resulted in a “burn rate,” or share utilization rate, presented in the table below. The following table summarizes the number of awards granted and/or vested the burn rate for each of the last four fiscal years:

(in thousands)	FY 2018	FY 2019	FY2020	FY2021	Four Year Avg Burn Rate (FY 2018-FY 2021)
(a) Stock options granted	-	313	285	244	210
(b) Restricted stock units granted (1)	84	55	305	211	164
(c) Performance-based restricted stock units vested(1)	-	94	174	175	110
(d) Market-based stock units vested (1)	-	338	-	-	85
(e) Potential increase in diluted shares due to equity awards (a + b + c + d)	84	800	764	630	569
(f) Weighted average common shares outstanding - basic	10,672	10,754	10,782	11,036	10,811
Burn rate (e/f)(2)	0.8%	7.4%	7.1%	5.7%	5.3%
____________________
(1) RSUs granted and PSUs and MSUs vested reflected a factor of 1.76 adjustment to shares available for issuance.
(2) The burn rate is not adjusted for forfeitures and expirations, which would reduce the burn rate if taken into account.

The Board urges our stockholders to vote “FOR” Proposal No. 4. This Proposal requires the affirmative vote of the holders of a majority of the total number of shares of common stock present in person or by proxy and entitled to vote on the matter. The Board believes strongly that the approval of the Amended and Restated Plan is essential to the Company’s continued success. All duly submitted proxies that are signed, but which do not provide instructions for how to vote, will be voted FOR the approval of the Amended and Restated Plan by the management proxy holders. All members of the Board and our executive officers and other senior employees are eligible for awards under the Amended and Restated Plan and thus have a personal interest in the approval of the Amended and Restated Plan.

RECOMMENDATION OF THE BOARD OF DIRECTORS
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE AMENDED AND RESTATED 2018 INCENTIVE PLAN OF AVIAT NETWORKS, INC.

OTHER MATTERS
2021 Annual Report
Our annual report for the fiscal year ended July 2, 2021, including audited financial statements, will be available over the Internet through our website at www.aviatnetworks.com and is being mailed with this Proxy Statement.

Form 10-K
We filed an annual report on Form 10-K for the fiscal year ended July 2, 2021 with the SEC on August 25, 2021. Stockholders may obtain a copy of the annual report on Form 10-K, without charge, by writing to our Corporate Secretary, at the address of our offices located at 200 Parker Drive, Suite C100A, Austin, TX 78728, or through our website at www.aviatnetworks.com.

Other Business
The Board is not aware of any other matter that may be presented for consideration at the Annual Meeting or any adjournment thereof. Should any other matter properly come before the Annual Meeting, your shares of common stock will be voted in accordance with the discretion of the proxy holders.

Householding of Proxy Materials
To reduce costs and the environmental impact of the Annual Meeting, a single proxy statement and annual report, along with individual proxy cards, will be delivered in one envelope to certain stockholders having the same last name and address, and to individuals with more than one account registered with our transfer agent with the same address, unless contrary instructions have been received from an affected stockholder. Stockholders participating in householding will continue to receive separate proxy cards. If you are a registered stockholder and would like to enroll in this service or receive individual copies of this year's and/or future proxy materials, please contact Broadridge Financial Solutions, Inc. 51 Mercedes Way, Edgewood, New York 11717; or contact our Corporate Secretary at 512-265-3680 or at our headquarters at 200 Parker Drive, Suite C100A, Austin, TX 78728. If you are a beneficial stockholder, you may contact the broker or bank where you hold the account.

ANNEX 1

AVIAT NETWORKS, INC.
AMENDED AND RESTATED 2018 INCENTIVE PLAN
1.Establishment and Purpose
In March 2018, the Board and the Company’s stockholders originally approved the Aviat Networks, Inc. 2018 Incentive Plan to be effective March 20, 2018 (the “Original Effective Date”), and subject to stockholder approval at the Annual Meeting in November 2021, the Aviat Networks, Inc. Amended and Restated 2018 Incentive Plan shall go into effect. The Amended and Restated Incentive 2018 Plan was adopted to advance the interests of the Company by providing eligible individuals of the Company and its affiliates with an opportunity to acquire or increase a proprietary interest in the Company, and to receive performance-based cash and equity incentive compensation, in order to create a stronger incentive to expend maximum effort for the growth and success of the Company and its subsidiaries, and to encourage such eligible individuals to remain in the employ of the Company or one or more of its affiliates.
1.1Establishment of the Plan. Aviat Networks, Inc., a Delaware corporation (together with any successor thereto as provided in Section 16, hereinafter referred to as the “Company”), hereby establishes an amended and restated stock equity plan to be known as the Amended and Restated 2018 Incentive Plan (hereinafter referred to as the “Plan”), as set forth in this document. The Plan permits the grant of Nonstatutory Options, Incentive Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units and Other Stock-Based Awards (each as defined below).
The Plan is adopted and , subject to the approval of the Company’s shareholders, shall become effective as of November 10, 2021 (the “Effective Date”) and shall remain in effect as provided in Section 1.3; provided, however, no Option (as defined below) may be exercised and no other Award (as defined below) may be exercised or otherwise paid until the Plan has been approved by the Company’s stockholders at a meeting at which approval of the Plan is considered.
1.2Purpose of the Plan. The purpose of the Plan is to promote the interests of the Company and its stockholders by aligning the interests of the Participants (as defined below), through the ownership of Shares (as defined below) and through other incentives, with the interests of the Company’s stockholders, and by providing flexibility to the Company to attract, motivate, and retain Employees (as defined below), Directors (as defined below), consultants and advisors upon whose judgment, initiative, and efforts the financial success and growth of the business of the Company largely depend. This Plan amends and restates the original 2018 Incentive Plan, effective February 12, 2018 which replaced the Amended and Restated 2007 Stock Equity Plan (the “Prior Plan”), which Prior Plan was automatically terminated, replaced and superseded by this Plan as of the Original Effective Date, except that any awards granted under the Prior Plan shall continue to be subject to the terms of the Prior Plan and applicable Award Agreements (as defined below) (including any such terms that are intended to survive the termination of the Prior Plan or the settlement of such Award (as defined below)) and shall remain in effect pursuant to their terms. Similarly, any Award that was granted pursuant to the original 2018 Incentive Plan prior to the new Effective Date shall continue to be subject to the terms of the 2018 Incentive Plan prior to this amendment and restatement, and applicable Award Agreements as in effect as of the date of the grant of that Award.
2.Definitions
As used in this Plan, the following terms shall have the following meanings:
2.1Affiliate has the meaning ascribed to such term in Rule 12b-2 promulgated under the General Rules and Regulations of the Exchange Act.

2.2Award means, individually or collectively, any grant or sale pursuant to the Plan of Options, Stock Appreciation Rights, Performance Units, Restricted Stock, Restricted Stock Units or Other Stock-Based Awards, in each case subject to the terms of the Plan.
2.3Award Agreement means an agreement, certificate, resolution or other type or form of writing or other evidence approved by the Committee which sets forth the terms and conditions of an Award. An Award Agreement may be in any electronic medium, may be limited to a notation on the books and records of the Company and, with the approval of the Committee, need not be signed by a representative of the Company or a Participant.
2.4Beneficial Owner or Beneficial Ownership has the meaning ascribed to such term in Rule 13d-3 promulgated under the General Rules and Regulations under the Exchange Act.
2.5Board means the Company’s Board of Directors.
2.6Business Combination has the meaning set forth in Section 9.1.
2.7Change Of Control has the meaning set forth in Section 9.1.
2.8Code means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute thereto, and any regulations issued from time to time thereunder.
2.9Committee means the Compensation Committee of the Board, or such other committee designated by the Board to administer the Plan. The members of the Committee shall be appointed from time to time by and shall serve at the discretion of the Board. The Committee shall consist solely of two or more directors who are “nonemployee directors” under Rule 16b-3 promulgated under the Exchange Act, “outside directors” as defined under Section 162(m) of the Code, and “independent directors” under the listing requirements of the NASDAQ Global Market, or any similar rule or listing requirement that may be applicable to the Company from time to time. For any period during which no such committee is in existence “Committee” shall mean the Board and all authority and responsibility assigned to the Committee under the Plan shall be exercised, if at all, by the Board.
2.10 Company has the meaning set forth in Section 1.1.
2.11 Director means a member of the Board of Directors of the Company, its Affiliates and/or Subsidiaries.
2.12 Effective Date has the meaning set forth in Section 1.1.
2.13 Employee means any employee of the Company, its Affiliates and/or Subsidiaries.
2.14 ERISA means the Employee Retirement Income Security Act of 1974, as amended.
2.15 Exchange Act means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.
2.16 Fair Market Value or FMV means the value of a share of Stock on a particular date determined by such methods or procedures as may be established by the Committee. Unless otherwise determined by the Committee, the Fair Market Value of Stock as of any date is the closing price for the Stock as reported on the NASDAQ Global Market (or on any other national securities exchange on which the Stock is then listed) for that date or, if no closing price is reported for that date, the closing price on the next preceding date for which a closing price was reported. In addition, for purposes of determining the Fair Market Value of Stock for any reason other than the determination of the Option Price or Stock Appreciation Rights, fair market value will be determined by the Committee in a manner compliant with applicable laws and applied consistently for such purpose. Note that the determination of Fair Market Value for purposes of tax withholding may be made in the Committee’s sole discretion subject to applicable laws and is not required to be consistent with the determination of Fair Market Value for other purposes.
2.17 Incentive Option means an Option that is intended to qualify as an “incentive stock option” within the meaning of Section 422 of the Code
2.18 Nonstatutory Option means any Option that is not intended to meet the requirements of Section 422 of the Code, or that otherwise does not meet such requirements.
2.19 Option means the right to purchase Stock granted to a Participant in accordance with Section 7.1. Options granted under the Plan may be Nonstatutory Options, Incentive Options or a combination thereof.
2.20 Option Price means the price at which a share of Stock may be purchased by a Participant pursuant to an Option..
2.21Original Effective Date has the meaning set forth in Section 1.
2.22 Other Stock-Based Award means an equity-based or equity-related Award not otherwise described by the terms of the Plan, granted pursuant to Section 7.5.
2.23 Participant means an eligible person as set forth in Section 6.1 to whom an Award is granted under the Plan.
2.24 Performance Criteria means the criteria that the Committee selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period. The Performance Criteria used to establish Performance Goals are limited to: (i) cash flow (before or after dividends), (ii) earnings per share (including, without limitation, earnings before interest, taxes, depreciation and amortization), (iii) stock price, (iv) return on equity, (v) stockholder return or total stockholder return, (vi) return on capital (including, without limitation, return on total capital or return on invested capital), (vii) return on investment, (viii) return on assets or net assets, (ix) market capitalization, (x) economic value added, (xi) debt leverage (debt to capital), (xii) revenue, (xiii) sales or net sales, (xiv) backlog, (xv) income, pre-tax income or net income, (xvi) operating income or pre-tax profit, (xvii) operating profit, net operating profit or economic profit, (xviii) gross margin, operating margin or profit margin, (xix) return on operating revenue or return on operating assets, (xx) cash from operations, (xxi) operating ratio, (xxii) operating revenue, (xxiii) market share improvement, (xxiv) general and administrative expenses or (xxv) customer service.
2.25 Performance Goals means, for a Performance Period, the written goal or goals established by the Committee for the Performance Period based upon the Performance Criteria. The Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, subsidiary, or an individual, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit or Affiliate, either individually, alternatively or in any combination, and measured either quarterly, annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as specified by the Committee. The Committee will objectively define the manner of calculating the Performance Goal or Goals it selects to use for such Performance Period for such Participant. The Committee may appropriately adjust any evaluation of performance against a Performance Goal to exclude any of the following events that occurs during a performance period: (i) asset write-downs, (ii) litigation, claims, judgments or settlements, (iii) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, (iv) accruals for reorganization and restructuring programs and (v) any extraordinary, unusual, non-recurring or non- comparable items (A) as described in Accounting Standard Codification 225-20, (B) as described in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s Annual Report to stockholders for the applicable year, or (C) publicly announced by the Company in a press release or conference call relating to the Company’s results of operations or financial condition for a completed quarterly or annual fiscal period.

2.26 Performance Period means the one or more periods of time, which may be of varying and overlapping durations, selected by the Committee, over which the attainment of one or more Performance Goals will be measured for purposes of determining a Participant’s right to, and the payment of, a Performance Unit.
2.27 Performance Unit means a right granted to a Participant under Section 7.5, to receive cash, Stock or other Awards, the payment of which is contingent on achieving Performance Goals established by the Committee.
2.28 Person has the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof.
2.29 Plan has the meaning set forth in Section 1.1.
2.30 Prior Plan has the meaning set forth in Section 1.2.
2.31 Restricted Stock means Shares granted or sold to a Participant pursuant to Section 7.3 as to which the Restriction Period has not lapsed.
2.32Restricted Stock Unit means a unit granted or sold to a Participant pursuant to Section 7.3 as to which Restriction Period has not lapsed.
2.33 Restriction Period means the period when Restricted Stock or Restricted Stock Units are subject to a “substantial risk of forfeiture” within the meaning of Section 83 of the Code (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, in its discretion), as provided in Section 7.3.
2.34 Share means a share of common stock of the Company, par value $0.01 per Share.
2.35 Stock means common stock, par value $0.01 per share, of the Company, and such other securities as may be substituted for Stock pursuant to Section 8.
2.36 Stock Appreciation Right or SAR means a right to receive any excess in the Fair Market Value of shares of Stock (except as otherwise provided in Section 7.2(c)) over a specified exercise price.
2.37 Subsidiary means a corporation, company or other entity (i) more than 50% of whose outstanding shares or securities (representing the right to vote for the election of directors or other managing authority) are, or (ii) which does not have outstanding shares or securities (as may be the case in a partnership, joint venture or unincorporated association), but more than 50% of whose ownership interest representing the right generally to make decisions for such other entity is, now or hereafter, owned or controlled, directly or indirectly, by the Company, except that for purposes of determining whether any person may be a Participant for purposes of any grant of Incentive Options, “Subsidiary” means any corporation in which at the time the Company owns or controls, directly or indirectly, more than 50% of the total combined voting power represented by all classes of stock issued by such corporation.
2.38 Ten Percent Owner means a person who owns, or is deemed within the meaning of Section 422(b)(6) of the Code to own, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or any parent or subsidiary corporations of the Company, as defined in Sections 424(e) and (f), respectively, of the Code). Whether a person is a Ten Percent Owner shall be determined with respect to an Option based on the facts existing immediately prior to the grant date of the Option.
3.Term of the Plan
Unless the Plan shall have been earlier terminated by the Board, Awards may be granted under this Plan at any time in the period commencing on the date of approval of the original 2018 Incentive Plan by the Board and ending immediately prior to the 7th anniversary of the earlier of the adoption of the original 2018 Incentive Plan by the

Board or approval of the Plan by the Company’s stockholders. Awards of Incentive Options granted prior to stockholder approval of the Plan are expressly conditioned upon such approval, but in the event of the failure of the stockholders to approve the Plan shall thereafter and for all purposes be deemed to constitute Nonstatutory Options. After the Plan is terminated, no Awards may be granted but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and the Plan’s terms and conditions.
4.Stock Subject to the Plan
The original share reserve for the 2018 Plan was 500,000 shares (adjusted to 1,000,000 in connection with a 2 for 1 stock split in April 2021). Of those shares, a total of 784,793 shares remain available for issuance under the 2018 Plan as of July 2, 2021. Subject to adjustment as provided in this Section 4 and Section 8, the aggregate number of Shares of Stock which may be granted, issued or delivered pursuant to Awards under the Plan (including pursuant to the exercise of Incentive Options) shall be the sum of: (i) 2,250,000 Shares, plus (ii) the number of shares of common stock of the Company which remained available for grants of options or other awards under the Prior Plan as of the Original Effective Date, plus (iii) the number of Shares that, after the Original Effective Date, would again become available for issuance pursuant to the reserved share replenishment provisions of the Prior Plan as a result of, stock options issued thereunder expiring or becoming unexercisable for any reason before being exercised in full, or, as a result of restricted stock being forfeited to the Company or repurchased by the Company pursuant to the terms of the agreements governing such shares. The share replenishment provision of the immediately preceding clause (iii) shall be effective regardless of whether the Prior Plan has terminated or remains in effect.
For purposes of applying the foregoing limitation,
(a)    if any Option or Stock Appreciation Right expires, terminates, or is cancelled for any reason without having been exercised in full, or if any other Award is forfeited by the recipient or repurchased at less than its then Fair Market Value as a means of effecting its forfeiture, the shares not purchased by the Participant or which are forfeited by the recipient or repurchased shall again be available for Awards to be granted under the Plan;
(b)    the full number of Options and Stock Appreciation Rights granted that are to be settled by the issuance of Shares shall be counted against the number of Shares available for award under the Plan, regardless of the number of Shares actually issued upon settlement of any such Award;
(c)    any Shares withheld to satisfy tax withholding obligations on an Award issued under the Plan with respect to an Option, Stock Appreciation Right or full-value awards, Shares tendered to pay the exercise price of an Award under the Plan, and Shares repurchased on the open market with the proceeds of an Option exercise will not be eligible to be again available for grant under the Plan;
(d)    each Share of Stock issued pursuant to or subject to outstanding Awards granted after the Effective Date, other than pursuant to or subject to any Option or Stock Appreciation Right, shall count as 1.76 Shares of Stock (but if forfeited, or repurchased at less than its then Fair Market Value as a means of effecting forfeiture, shall again be available for grant under the Plan as 1.76 Shares of Stock available under the limitation); and
(e)    settlement of any Award shall not count against the foregoing limitation except to the extent settled in the form of Stock.
Shares of Stock issued pursuant to the Plan may be either authorized but unissued Shares or Shares held by the Company in its treasury.
5.Administration
5.1General. The Committee shall be responsible for administering the Plan, subject to this Section 5 and the other provisions of the Plan. The act or determination of a majority of the Committee shall be the act or determination of the Committee and any decision reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made by a majority at a meeting duly held. The Committee may employ attorneys, consultants, accountants, agents, and other persons, any of whom may be an Employee, and the Committee, the Company, and its officers and Directors shall be entitled to rely upon the advice, opinions, or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee shall be final and binding upon the Participants, the Company, and all other interested persons.
5.2Authority of the Committee. The Committee shall have full and exclusive discretionary power to interpret the terms and the intent of the Plan and any Award Agreement or other agreement or document ancillary to or in connection with the Plan, to determine eligibility for Awards and to adopt such rules, regulations, forms, instruments, and guidelines for administering the Plan as the Committee may deem necessary or proper. Such authority shall include, but not be limited to, selecting Award recipients, establishing all Award terms and conditions, including the terms and conditions set forth in an Award Agreement, and, subject to Section 17, adopting modifications and amendments to the Plan or any Award Agreement, including without limitation, any that are necessary to comply with the laws of the countries and other jurisdictions in which the Company, its Affiliates, and/or its Subsidiaries operate. If the Committee does not exist or is unable to act for any reason, then the Plan shall be administered by the Board, and references herein to the Committee (except in the proviso to this sentence) shall be deemed to be references to the Board.
Notwithstanding anything in the Plan to the contrary, equity-based Awards granted under the Plan may not become exercisable, vest or be settled, in whole or in part, prior to the one-year anniversary of the date of grant, except that: (A) the Board may provide that Awards become exercisable, vest or settle prior to such date in the event of the Participant’s death or disability or in the event of a Change Of Control (as defined below); and (B) annual equity grants to non- employee Directors that occur in connection with the Company’s annual meeting of shareholders may vest on the date of the Company’s next annual meeting. The Committee’s determinations made in good faith on matters referred to in the Plan shall be final, binding and conclusive on all persons having or claiming any interest under the Plan or an Award made pursuant hereto.
6.Eligibility and Participation
6.1Eligibility. Individuals eligible to participate in the Plan include all Employees and nonemployee Directors, and all consultants and advisors to the Company, its Affiliates and/or Subsidiaries.
6.2Actual Participation. Subject to the provisions of the Plan, the Committee may, from time to time, select from all eligible individuals, those to whom Awards shall be granted and shall determine, in its sole discretion, the nature of, any and all terms permissible by law, and the amount of each Award. In making this determination, the Committee may consider any factors it deems relevant, including without limitation, the office or position held by a Participant or the Participant’s relationship to the Company, the Participant’s degree of responsibility for and contribution to the growth and success of the Company or any Subsidiary or Affiliate, the Participant’s length of service, promotions and potential. Further, in no event shall the number of Shares of Stock covered by Options or other Awards granted to any one person in any one calendar year exceed 150,000, as adjusted from time to time under Section 8.
6.3General Terms of Awards. Each grant of an Award shall be subject to all applicable terms and conditions of the Plan (including but not limited to any specific terms and conditions applicable to that type of Award set out in the following Section), and such other terms and conditions, not inconsistent with the terms of the Plan, as the Committee may prescribe. No prospective Participant shall have any rights with respect to an Award unless and until such Participant shall have complied with the applicable terms and conditions of such Award (including, if applicable, delivering a fully executed copy of any agreement evidencing an Award to the Company).
6.4Effect of Termination of Employment, Etc.
(a)To the extent consistent with Sections 409A and 162(m) of the Code, each Award Agreement shall set forth the extent to which the Participant shall have the right to retain or accelerate the vesting or exercisability of an Award following termination of the Participant’s employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Awards issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination; provided, however, any outstanding Option or SAR of the Participant shall cease to be exercisable in any respect not later than 3 months following termination and, for the period it remains exercisable following termination, shall be exercisable only to the extent exercisable at the date of termination. Military or sick leave or other bona fide leave shall not be deemed a termination of employment or other association, provided that it does not exceed the longer of three (3) months or the period during which the absent Participant’s reemployment rights, if any, are guaranteed by statute or by contract.
(b)If the employment of a Participant with the Company and its Affiliates should subsequently terminate during the one year period following a Change Of Control, then as to any one or more outstanding Awards which are not otherwise accelerated in full in accordance with Section 9.2, the Committee may, either in advance of a Change Of Control or at the time thereof and upon such terms as it may deem appropriate, provide for the acceleration of such outstanding Awards in accordance with the following provisions:
(i)All outstanding Awards held by such Participant shall become vested and/or exercisable as of the effective date of such termination, whether or not the Awards were otherwise vested and/or exercisable, and all conditions shall be waived with respect to outstanding Awards, and
(ii)For all outstanding Awards that are Performance Awards, (A) if the performance cycle has been completed, payment of amounts determined in accordance with the terms of the Performance Award shall be made in a lump sum not later than 90 days following the effective date of such termination, and (B) otherwise, the target level of performance shall be deemed to have been achieved with respect to such Performance Award and payment of amounts determined in accordance with the terms of the Performance Award, pro-rated to reflect the portion of the full performance cycle for such Performance Award that elapsed prior to such effective date shall be made in a lump sum not later than 90 days following such effective date.
6.5Non-Transferability of Awards. Except as otherwise provided in this Section 6.5, Awards shall not be transferable, and no Award or interest therein may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution or as otherwise required by law. All of a Participant’s rights in any Award may be exercised during the life of the Participant only by the Participant or the Participant’s legal representative. However, the Committee may, at or after the grant of an Award of a Nonstatutory Option, or shares of Restricted Stock, provide that such Award may be transferred by the recipient to a family member; provided, however, that any such transfer is without payment of any consideration whatsoever and that no transfer shall be valid unless first approved by the Committee, acting in its sole discretion. For this purpose, “family member” has the meaning set forth in the instruction to Form S-8 under the Securities Act of 1933.
6.6Awards to Participants Outside the United States. The Committee may modify the terms of any Award under the Plan granted to a Participant who is, at the time of grant or during the term of the Award, resident or primarily employed outside of the United States in any manner deemed by the Committee to be necessary or appropriate in order that the Award shall conform to laws, regulations, and customs of the country in which the Participant is then resident or primarily employed, or so that the value and other benefits of the Award to the Participant, as affected by foreign tax laws and other restrictions applicable as a result of the Participant’s residence or employment abroad, shall be comparable to the value of such an Award to a Participant who is resident or primarily employed in the United States. The Committee may establish supplements to, or amendments, restatements, or alternative versions of the Plan for the purpose of granting and administrating any such modified Award. No such modification, supplement, amendment, restatement or alternative version may increase the Share limit of Section 4.

7.Specific Terms of Awards
7.1Options.
(a)Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee, in its sole discretion; provided that Incentive Options may be granted only to eligible Employees of the Company or of any parent or subsidiary corporation (as permitted under Sections 422 and 424 of the Code).
(b)Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the maximum duration of the Option, the number of Shares to which the Option pertains, the conditions upon which an Option shall become vested and exercisable, and such other provisions as the Committee shall determine which are not inconsistent with the terms of the Plan. The Award Agreement also shall specify whether the Option is intended to be an Incentive Option or a Nonstatutory Option. Only if expressly so provided in the applicable Award Agreement shall the grant date be the date on which the Award Agreement shall have been duly executed and delivered by the Company and the Optionee.
(c)Option Price. The Option Price for each grant of an Option under the Plan shall not be less than 100% of the Fair Market Value of Stock on its grant date. With respect to a Participant who is a Ten Percent Owner, the Option Price of Stock subject to an Incentive Option shall not be less than 110% of the Fair Market Value of Stock on its grant date.
(d)Option Period. Except as otherwise provided in Section 422 of the Code with respect to any Incentive Option, each Option granted to a Participant shall expire at such time as the Committee shall determine at the time of grant and specify in the Award Agreement; provided, however, that no Incentive Option may be exercisable on or after the 7th anniversary of its grant date or on or after the 5th anniversary of its grant date if the Participant is a Ten Percent Owner. No Nonstatutory Option may be exercisable on or after the 7th anniversary of its grant date. If the Fair Market Value exceeds the Option Price on the last day that an Option may be exercised under an Award Agreement, as long as an exercise would be permitted under applicable laws, the affected Participant will be deemed to have exercised the vested portion of such Option in a net exercise under Section 7.1(e) below without the requirement of any further action.
(e)Exercisability. An Option may be immediately exercisable or become exercisable in such installments, cumulative or non-cumulative, as the Committee may determine. In the case of an Option not otherwise immediately exercisable in full, the Committee may, subject to Section 6.4 and Section 9, accelerate such Option in whole or in part; provided, however, that in the case of an Incentive Option, any such acceleration of the Option would not cause the Option to fail to comply with the provisions of Section 422 of the Code.
(f)Method of Exercise and Payment. An Option may be exercised by the Participant giving written notice, in the manner provided in Section 18, specifying the number of Shares with respect to which the Option is then being exercised. The notice shall be accompanied by payment in the form of cash or check payable to the order of the Company in an amount equal to the Option Price of the shares to be purchased or, subject in each instance to the Committee’s approval, acting in its sole discretion, and to such conditions, if any, as the Committee may deem necessary to avoid adverse accounting effects to the Company, by delivery to the Company Shares of Stock having a Fair Market Value equal to the Option Price of the Shares to be purchased. An Option may also be exercised via a net exercise method whereby the Company withholds from the delivery of Stock for which the Option was exercised that number of Shares of Stock having a Fair Market Value equal to the aggregate Option Price of the Shares of Stock for which the Option was exercised.

If the Stock is traded on an established market, payment of any Option Price may also be made through and under the terms and conditions of any formal cashless exercise program authorized by the Company entailing the sale of the Stock subject to an Option in a brokered transaction (other than to the Company). Receipt by the Company of such notice and payment in any authorized or combination of authorized means shall constitute the exercise of the Option. Within thirty (30) days thereafter but subject to the remaining provisions of the Plan, the Company shall deliver or cause to be delivered to the
Participant or his agent the number of Shares then being purchased. Such Shares of Stock shall be fully paid and nonassessable.
Unless otherwise determined by the Committee, all payments under all of the methods indicated above shall be paid in United States dollars.
(g)Limit on Incentive Option Characterization. An Incentive Option shall be considered to be an Incentive Option only to the extent that the number of Shares of Stock for which the Option first becomes exercisable in a calendar year does not have an aggregate Fair Market Value (as of the date of the grant of the Option) in excess of the “current limit”. The current limit for any Participant for any calendar year shall be $100,000 minus the aggregate Fair Market Value at the date of grant of the number of Shares of Stock available for purchase for the first time in the same year under each other Incentive Option previously granted to the Participant under the Plan, and under each other incentive option previously granted to the Participant under any other incentive option plan of the Company and its Affiliates after December 31, 1986, including under the Prior Plan. Any Shares of Stock which would cause the foregoing limit to be violated shall be deemed to have been granted under a separate Nonstatutory Option, otherwise identical in its terms to those of the Incentive Option.
(h)Notification of Disposition. Each person exercising any Incentive Option granted under the Plan shall be deemed to have covenanted with the Company to report to the Company any disposition of such Shares prior to the expiration of the holding periods specified by Section 422(a)(1) of the Code and, if and to the extent that the realization of income in such a disposition imposes upon the Company federal, state, local or other withholding tax requirements, or any such withholding is required to secure for the Company an otherwise available tax deduction, to remit to the Company an amount in cash sufficient to satisfy those requirements.
7.2Stock Appreciation Rights.
(a)Grant of SARs. Stock Appreciation Rights may be granted in tandem with an Option (at or, in the case of a Nonstatutory Option, after, the award of the Option), or alone and unrelated to an Option. Stock Appreciation Rights in tandem with an Option shall terminate to the extent that the related Option is exercised, and the related Option shall terminate to the extent that the tandem Stock Appreciation Rights are exercised.
(b)Award Agreement. Each SAR shall be evidenced by an Award Agreement that shall specify the exercise price, the term of the SAR, and such other provisions as the Committee shall determine.
(c)Exercise Price. Stock Appreciation Rights shall have an exercise price of not less than one hundred percent (100%) of the Fair Market Value of the Stock on the date of award, or in the case of Stock Appreciation Rights in tandem with Options, the exercise price of the related Option.
(d)Period. No Stock Appreciation Right may be exercised on or after the 7th anniversary of the grant date.

(e)Other Terms. Except as the Committee may deem inappropriate or inapplicable in the circumstances, Stock Appreciation Rights shall be subject to terms and conditions substantially similar to those applicable to a Nonstatutory Option.
7.3Restricted Stock and Restricted Stock Units.
(a)Grant of Restricted Stock or Restricted Stock Units. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock and Restricted Stock Units to Participants in such amounts as the Committee shall determine. Restricted Stock Units shall represent the right of a Participant to receive Shares of Stock upon the lapse of the Period of Restriction.
(b)Award Agreement. Each Share of Restricted Stock and/or Restricted Stock Unit grant shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock or the number of Restricted Stock Units granted, and such other provisions as the Committee shall determine.
(c)Other Restrictions. The Committee shall impose such other conditions and/or restrictions on any Shares of Restricted Stock or Restricted Stock Units granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock or each Restricted Stock Unit, restrictions based upon the achievement of specific performance goals, time-based restrictions on vesting following the attainment of the performance goals, time-based restrictions, and/or restrictions under applicable laws or under the requirements of any stock exchange or market upon which such Shares are listed or traded, or holding requirements or sale restrictions placed on the Shares by the Company upon vesting of such Restricted Stock or Restricted Stock Units. Subject to Section 6.4 and Section 9, any such Restriction Period may be shortened by the Committee on such basis as it deems appropriate.
In the event that the vesting date occurs on a date which is not a trading day on the principal securities exchange on which the Shares are then traded, the Fair Market Value on the last prior trading date will be utilized for cost basis.
To the extent deemed appropriate by the Committee, the Company may retain the certificates representing Shares of Restricted Stock in the Company’s possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied or lapse.
(d)Issuance of Shares. Shares of Restricted Stock awarded pursuant to a Restricted Stock Award shall be issued as certificates or recorded in book-entry form, subject to subsection (e) below. Such shares shall be registered in the name of the Participant. Any certificates so issued shall be printed with an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award as determined or authorized in the sole discretion of the Committee. Shares recorded in book-entry form shall be recorded with a notation referring to the terms, conditions, and restrictions applicable to such Award as determined or authorized in the sole discretion of the Committee.
(e)Escrow of Shares. The Committee may require that the stock certificates or book-entry registrations evidencing Shares of Restricted Stock be held in custody by a designated escrow agent (which may but need not be the Company) until the restrictions thereon shall have lapsed, and that the Participant deliver a stock power, endorsed in blank, relating to the Stock covered by such Award.
(f)Voting and Other Rights. Except as otherwise provided in the Plan or the applicable Award Agreement, to the extent permitted or required by law, a Participant holding Shares of Restricted Stock granted hereunder shall have all of the rights of a stockholder of the Company, including the right to vote. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder. At the discretion of the Committee, a Participant may be entitled to receive payments equivalent to any dividends declared with respect to Stock referenced in grants of Restricted Stock Units but only following the close of the applicable Restriction Period and then only if the underlying Stock shall have been earned. Unless the Committee shall provide otherwise, any such dividend equivalents shall be paid, if at all, without interest or other earnings.
(g)Form and Timing of Payment. If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock, any certificates for such shares shall be delivered to the Participant promptly if not theretofore so delivered, and the restrictive legends shall be promptly removed from any book- entry registrations for such shares. Settlement of vested Restricted Stock Units shall be made promptly following the close of the applicable Restriction Period.
(h)Section 83(b) Election. The Board may provide in an Award Agreement that the Award of Restricted Stock is conditioned upon the Participant making or refraining from making an election with respect to the Award under Section 83(b) of the Code. If a Participant makes an election pursuant to Section 83(b) of the Code concerning a Restricted Stock Award, the Participant shall be required to file promptly a copy of such election with the Company.
7.4Performance Units.
(a)Grant of Performance Units. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Performance Units to Participants in such amounts and upon such terms as the Committee shall determine.
(b)Value and Character. Each Performance Unit shall entitle the recipient to the value of a specified number of Shares of Stock, over the initial value for such number of Shares, if any, established by the Committee at the time of grant, at the close of a specified Performance Period to the extent specified Performance Goals shall have been achieved.
(c)Earning of Performance Units. The Committee shall set Performance Goals in its discretion which, depending on the extent to which they are met within the applicable Performance Period, will determine the number and value of Performance Units that will be paid out to the Participant. After the applicable Performance Period has ended, the holder of Performance Units shall be entitled to receive payout on the number and value of Performance Units earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding Performance Goals have been achieved.
(d)Form and Timing of Payment. Payment of earned Performance Units shall be as determined by the Committee and as evidenced in the Award Agreement. Payment shall be made in a single lump sum equal to the value of the earned Performance Units at the close of the applicable Performance Period, or as soon as practicable after the end of the Performance Period, but not later than the expiration of the deferral period for such Award under Section 409A of the Code. At the discretion of the Committee, Participants may be entitled to receive any dividends declared with respect to Stock which have been earned in connection with grants of Performance Units which have been earned but not yet distributed to Participants. The Committee may permit or, if it so provides at grant require, a Participant to defer such Participant’s receipt of the payment of cash or the delivery of Stock that would otherwise be due to such Participant by virtue of the satisfaction of any requirements or goals with respect to Performance Units. If any such deferral election is required or permitted, the Committee shall establish rules and procedures for such payment deferrals in accordance with Section 409A of the Code.
7.5Other Stock-Based Awards.
(a)Other Stock-Based Awards. The Committee may grant other types of equity-based or equity-related Awards not otherwise described by the terms of the Plan (including the grant or offer for sale of unrestricted Shares) in such amounts and subject to such terms and conditions as the Committee shall determine. Such Awards may involve the transfer of actual Shares to Participants, or payment in cash or otherwise of amounts based on the value of Shares and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.
(b)Value Other Stock-Based Awards. Each Other Stock-Based Award shall be expressed in terms of Shares or units based on Shares, as determined by the Committee.
(c)Payment of Other Stock-Based Awards. Payment, if any, with respect to an Other Stock-Based Award shall be made in accordance with the terms of the Award, in cash, Shares or a combination thereof, as the Committee determines.
8.Adjustment Provisions
8.1Adjustment for Corporate Actions. All of the share numbers set forth in the Plan reflect the capital structure of the Company as of the Effective Date. Subject to Section 9.2, if subsequent to the Effective Date the outstanding Shares of Stock (or any other securities covered by the Plan by reason of the prior application of this Section) are increased, decreased, or exchanged for a different number or kind of shares or other securities, or if additional Shares or new or different shares or other securities are distributed with respect to Shares of Stock, through merger, consolidation, sale of all or substantially all the property of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other similar distribution with respect to such Shares of Stock, an appropriate and proportionate adjustment will be made in (i) the maximum numbers and kinds of Shares provided in Section 4, (ii) the numbers and kinds of Shares or other securities subject to the then outstanding Awards, (iii) the exercise price for each Share or other unit of any other securities subject to then outstanding Options and Stock Appreciation Rights (without change in the aggregate purchase price as to which such Options or Rights remain exercisable), and (iv) the repurchase price of each Share of Restricted Stock then subject to a risk of forfeiture in the form of a Company repurchase right.
8.2Cancellation and Termination of Awards. The Committee may, in connection with any merger, consolidation, share exchange or other transaction entered into by the Company in good faith, determine that any outstanding Awards granted under the Plan, whether or not vested, will be canceled and terminated and that in connection with such cancellation and termination the holder of such Award may receive for each Share of Common Stock subject to such Award a cash payment (or the delivery of shares of stock, other securities or a combination of cash, stock and securities equivalent to such cash payment) equal to the difference, if any, between the amount determined by the Committee to be the Fair Market Value of the Common Stock and the purchase price per Share (if any) under the Award multiplied by the number of Shares subject to such Award; provided that if such product is zero or less or to the extent that the Award is not then exercisable, the Award will be canceled and terminated without payment therefor.
8.3Dissolution or Liquidation. Upon dissolution or liquidation of the Company, other than as part of a Change Of Control, each outstanding Option and SAR shall terminate, but the Participant (if, at the time, an Employee of the Company or an Affiliate) shall have the right, immediately prior to the dissolution or liquidation, to exercise the Option or SAR to the extent exercisable on the date of dissolution or liquidation.
8.4Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. In the event of any corporate action not specifically covered by the preceding Sections, including but not limited to an extraordinary cash distribution on Stock, a corporate separation or other reorganization or liquidation, the Committee may make such adjustment of outstanding Awards and their terms, if any, as it, in its sole discretion, may deem equitable and appropriate in the circumstances. The Committee may make adjustments in the terms and conditions of, and the criteria included in Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in this Section) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan. Adjustments under this Section 8.4 shall be consistent with Section 409A and 162(m) of the Code and adjustments pursuant to determination of the Committee shall be conclusive and binding on all Participants under the Plan.
8.5Related Matters. Any adjustment in Awards made pursuant to this Section 8 shall be determined and made, if at all, by the Committee and shall include any correlative modification of terms, including of Option exercise prices, rates of vesting or exercisability, risks of forfeiture, applicable repurchase prices for Restricted Stock, Performance Goals and other financial objectives which the Committee may deem necessary or appropriate so as to ensure the rights of the Participants in their respective Awards are not substantially diminished nor enlarged as a result of the adjustment and corporate action other than as expressly contemplated in this Section 8. No fraction of a Share shall be purchasable or deliverable upon exercise, but in the event any adjustment hereunder of the number of Shares covered by an Award shall cause such number to include a fraction of a Share, such number of Shares shall be adjusted to the nearest smaller whole number of Shares. No adjustment of an Option exercise price per Share pursuant to this Section 8 shall result in an exercise price which is less than the par value of a Share.
9.Change Of Control
9.1Change Of Control. For purposes of the Plan, a “Change Of Control” shall mean the occurrence during the term of any of the following events.
(a)the consummation of:
(i)any consolidation, merger or similar transaction of the Company (a “Business Combination”) (other than a consolidation, merger or similar transaction of the Company into or with a direct or indirect wholly-owned Subsidiary) as a result of which (1) the stockholders of the Company immediately prior to the Business Combination own (directly or indirectly), immediately after the Business Combination, less than 50% of the then outstanding shares of common stock that are entitled to vote generally for the election of directors of the corporation resulting from such Business Combination (including as a result of shares being converted into cash, securities or other property) or (2) the holders of the shares immediately prior to the Business Combination do not have substantially the same proportionate ownership of common stock of the surviving corporation immediately after the Business Combination; or
(ii)any sale, lease, exchange or transfer (in one transaction or a series of related transactions) of all or substantially all the assets of the Company, provided, however, that no sale, lease, exchange or other transfer of all or substantially all the assets of the Company shall be deemed to occur unless assets constituting at least 80% of the total assets of the Company are transferred pursuant to such sale, lease, exchange or other transfer;
(b)the stockholders of the Company shall approve any plan or proposal for the liquidation or dissolution of the Company;
(c)any Person shall become the Beneficial Owner of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities ordinarily (and apart from rights accruing in special circumstances) having the right to vote in the election of directors, as a result of a tender or exchange offer, open market purchases, privately-negotiated purchases or otherwise, without the approval of the Board; or
(d)at any time during a consecutive period of 36 months, individuals who at the beginning of such period constituted the Board shall cease for any reason to constitute at least a majority thereof, unless the election or the nomination for election by the Company’s stockholders of each new director during such 36-month period was approved by a vote of at least a majority of the directors then still in office who were directors at the beginning of such 36-month period (or were approved by a majority of directors then in office).

Notwithstanding the foregoing, if a Change Of Control constitutes a payment event with respect to any Award (or any portion of an Award) that provides for the deferral of compensation that is subject to Section 409A of the Code, to the extent required to avoid the imposition of additional taxes under Section 409A of the Code, the transaction or event described in subsection (a), (b), (c) or (d) with respect to such Award (or portion thereof) shall only constitute a Change Of Control for purposes of the payment timing of such Award if such transaction also constitutes a “change in control event,” as defined in Treasury Regulation Section 1.409A-3(i)(5).
The Committee shall have full and final authority, which shall be exercised in its sole discretion, to determine conclusively whether a Change Of Control has occurred pursuant to the above definition, the date of the occurrence of such Change Of Control and any incidental matters relating thereto; provided that any exercise of authority in conjunction with a determination of whether a Change Of Control is a “change in control event” as defined in Treasury Regulation Section 1.409A-3(i)(5) shall be consistent with such regulation.
9.2Limited Acceleration Upon Change Of Control. For the avoidance of doubt, the Committee may not accelerate the vesting and exercisability (as applicable) of any outstanding Awards, in whole or in part, solely upon the occurrence of a Change Of Control except as provided in this Section 9.2. In the event of termination of employment at or following a Change Of Control, acceleration of vesting and exercisability of any outstanding Awards, if any, shall occur subject to Section 6.4(b).
In the event of a Change of Control after the date of the adoption of the Plan, then:
(a)to the extent an outstanding Award subject solely to time-based vesting is not assumed or replaced by a comparable Award referencing shares of the capital stock of the successor corporation or its “parent corporation” (as defined in Section 424(e) of the Code) or “subsidiary corporation” (as defined in Section 424(f) of the Code) which is publicly traded on a national stock exchange or quotation system, as determined by the Committee in its sole discretion, with appropriate adjustments as to the number and kinds of shares and the exercise prices, if applicable, then any outstanding Award subject solely to time-based vesting then held by Participants that is unexercisable, unvested or still subject to restrictions or forfeiture shall, in each case as specified by the Committee in the applicable Award Agreement or otherwise, be deemed exercisable or otherwise vested, as the case may be, as of immediately prior to such Change of Control;
(b)all Awards that vest subject to the achievement of any performance goal, target performance level, or similar performance-related requirement shall, in each case as specified by the Committee in the applicable Award Agreement or otherwise, either (A) be canceled and terminated without any payment or consideration therefor; or (B) automatically vest based on: (1) actual achievement of any applicable Performance Goals through the date of the Change Of Control, as determined by the Committee in its sole discretion; or (2) achievement of target performance levels (or the greater of actual achievement of any applicable Performance Goals through the date of the Change of Control, as determined by the Committee in its sole discretion, and target performance levels); provided that in the case of vesting based on target performance levels such Awards shall also be prorated based on the portion of the Performance Period elapsed prior to the Change Of Control; and, in the case of this clause (B), shall be paid at the earliest time permitted under the terms of the applicable agreement, plan or arrangement that will not trigger a tax or penalty under Section 409A of the Code, as determined by the Committee.
Each outstanding Award that is assumed in connection with a Change Of Control, or is otherwise to continue in effect subsequent to the Change Of Control, will be appropriately adjusted, immediately after the Change Of Control, as to the number and class of securities and other relevant terms in accordance with Section 8.

10.
11.Beneficiary Designation
Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant’s death shall be paid to the Participant’s estate.
12.Deferrals
To the extent permitted by Section 409A and Section 162(m) of the Code, the Committee may permit or require a Participant to defer the delivery of Shares that would otherwise be due to such Participant by virtue of the exercise of an Option or the lapse or waiver of restrictions with respect to Restricted Stock or Restricted Stock Units. If any such deferral election is required or permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals consistent with Section 409A of the Code.
It is intended that all Awards issued under the Plan be in a form and administered in a manner that will comply with the requirements of Section 409A of the Code, or the requirements of an exception to Section 409A of the Code, and the Award Agreement and this Plan will be construed and administered in a manner that is consistent with and gives effect to such intent. The Committee is authorized to adopt rules or regulations deemed necessary or appropriate to qualify for an exception from or to comply with the requirements of Section 409A of the Code. With respect to an Award that constitutes a deferral of compensation subject to Section 409A of the Code: (i) if any amount is payable under such Award upon a termination of service, a termination of service will be treated as having occurred only at such time the Participant has experienced a “separation from service” as such term is defined for purposes of Section 409A of the Code; (ii) if any amount is payable under such Award upon a disability, a disability will be treated as having occurred only at such time the Participant has experienced a “disability” as such term is defined for purposes of Section 409A of the Code; (iii) if any amount is payable under such Award on account of the occurrence of a Change Of Control, a Change Of Control will be treated as having occurred only at such time a “change in the ownership or effective control of the corporation or in the ownership of a substantial portion of the assets of the corporation” has occurred as such terms are defined for purposes of Section 409A of the Code, (iv) if any amount becomes payable under such Award on account of a Participant’s separation from service at such time as the Participant is a “specified employee” within the meaning of Section 409A of the Code, then no payment shall be made, except as permitted under Section 409A of the Code, prior to the first business day after the earlier of (y) the date that is six months after the date of the Participant’s separation from service or (z) the Participant’s death, (v) any right to receive any installment payments under this Plan shall be treated as a right to receive a series of separate payments and, accordingly, each installment payment hereunder shall at all times be considered a separate and distinct payment, and (vi) no amendment to or payment under such Award will be made except and only to the extent permitted under Section 409A of the Code.
Notwithstanding the foregoing, the tax treatment of the benefits provided under the Plan or any Award Agreement is not warranted or guaranteed, and in no event shall the Company be liable for all or any portion of any taxes, penalties, interest or other expenses that may be incurred by the Participant on account of non-compliance with Section 409A of the Code.
13.Settlement of Awards
13.1 In General. Options and Restricted Stock shall be settled in accordance with their terms. All other Awards may be settled in cash, Stock, or other Awards, or a combination thereof, as determined by the Committee at or after grant and subject to any contrary Award Agreement. The Committee may not require settlement of any Award in Stock pursuant to the immediately preceding sentence to the extent issuance of such Stock would be prohibited or unreasonably delayed by reason of any other provision of the Plan.

13.2 Violation of Law. Notwithstanding any other provision of the Plan or the relevant Award Agreement, if, at any time, in the reasonable opinion of the Company, the issuance of Shares of Stock covered by an Award may constitute a violation of law, then the Company may delay such issuance and the delivery of such Shares until (i) approval shall have been obtained from such governmental agencies, other than the Securities and Exchange Commission, as may be required under any applicable law, rule, or regulation and (ii) in the case where such issuance would constitute a violation of a law administered by or a regulation of the Securities and Exchange Commission, one of the following conditions shall have been satisfied:
(a)the Shares are at the time of the issue of such Shares effectively registered under the Securities Act of 1933; or
(b)the Company shall have determined, on such basis as it deems appropriate (including an opinion of counsel in form and substance satisfactory to the Company) that the sale, transfer, assignment, pledge, encumbrance or other disposition of such Shares or such beneficial interest, as the case may be, does not require registration under the Securities Act of 1933, as amended or any applicable State securities laws.
The Company shall make all reasonable efforts to bring about the occurrence of said events.
13.3 Corporate Restrictions on Rights in Stock. Any Stock to be issued pursuant to Awards granted under the Plan shall be subject to all restrictions upon the transfer thereof which may be now or hereafter imposed by the charter, certificate or articles, and by-laws, of the Company.
13.4 Investment Representations. The Company shall be under no obligation to issue any shares covered by any Award unless the shares to be issued pursuant to Awards granted under the Plan have been effectively registered under the Securities Act of 1933, as amended, or the Participant shall have made such written representations to the Company (upon which the Company believes it may reasonably rely) as the Company may deem necessary or appropriate for purposes of confirming that the issuance of such shares will be exempt from the registration requirements of that Act and any applicable state securities laws and otherwise in compliance with all applicable laws, rules and regulations, including but not limited to that the Participant is acquiring the shares for his or her own account for the purpose of investment and not with a view to, or for sale in connection with, the distribution of any such shares.
13.5 Registration. If the Company shall deem it necessary or desirable to register under the Securities Act of 1933, as amended or other applicable statutes any Shares of Stock issued or to be issued pursuant to Awards granted under the Plan, or to qualify any such Shares of Stock for exemption from the Securities Act of 1933, as amended or other applicable statutes, then the Company shall take such action at its own expense. The Company may require from each recipient of an Award, or each holder of Shares of Stock acquired pursuant to the Plan, such information in writing for use in any registration statement, prospectus, preliminary prospectus or offering circular as is reasonably necessary for that purpose and may require reasonable indemnity to the Company and its officers and directors from that holder against all losses, claims, damage and liabilities arising from use of the information so furnished and caused by any untrue statement of any material fact therein or caused by the omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made. In addition, the Company may require of any such person that he or she agree that, without the prior written consent of the Company or the managing underwriter in any public offering of Shares of Stock, he or she will not sell, make any short sale of, loan, grant any option for the purchase of, pledge or otherwise encumber, or otherwise dispose of, any shares of Stock during the 180 day period commencing on the effective date of the registration statement relating to the underwritten public offering of securities. Without limiting the generality of the foregoing provisions of this Section 12.5, if in connection with any underwritten public offering of securities of the Company the managing underwriter of such offering requires that the Company’s directors and officers enter into a lock-up agreement containing provisions that are more restrictive than the provisions set forth in the preceding sentence, then (a) each holder of shares of Stock acquired pursuant to the Plan (regardless of whether such person has complied or complies with the provisions of clause (b) below) shall be bound by, and shall be deemed to have agreed to, the same lock-up terms as those to which the Company’s directors and officers are required to adhere; and (b) at the request of the Company or such managing underwriter, each such person shall execute and deliver a lock-up agreement in form and substance equivalent to that which is required to be executed by the Company’s directors and officers.
13.6 Placement of Legends; Stop Orders; etc. Each share of Stock to be issued pursuant to Awards granted under the Plan may bear a reference to the investment representation made in accordance with Section 12.4 in addition to any other applicable restriction under the Plan, the terms of the Award and to the fact that no registration statement has been filed with the Securities and Exchange Commission in respect to such shares of Stock. All shares of Stock or other securities delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of any stock exchange upon which the Stock is then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any certificates or recorded in connection with book-entry accounts representing the shares to make appropriate reference to such restrictions.
13.7 Uncertificated Shares. To the extent that the Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange.
13.8 Tax Withholding. Whenever Shares of Stock are issued or to be issued pursuant to Awards granted under the Plan, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy federal, state, local or other withholding tax requirements if, when, and to the extent required by law (whether so required to secure for the Company an otherwise available tax deduction or otherwise) prior to the delivery of any such Shares. The obligations of the Company under the Plan shall be conditional on satisfaction of all such withholding obligations and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the recipient of an Award. However, in such case a Participant may elect, subject to the approval of the Committee, acting in its sole discretion, to satisfy an applicable withholding requirement, in whole or in part, by having the Company withhold Shares to satisfy its tax obligations. The Company also may require a Participant to satisfy withholding obligations by engaging in a cashless exercise transaction (whether through a broker or otherwise) implemented by the Company in connection with the Plan. A Participant may only elect to have Shares withheld having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction. All elections shall be irrevocable, made in writing, signed by the Participant, and shall be subject to any restrictions or limitations that the Committee deems appropriate.
14.Reservation of Stock
    The Company shall at all times during the term of the Plan and any outstanding Awards granted hereunder reserve or otherwise keep available such number of Shares of Stock as will be sufficient to satisfy the requirements of the Plan (if then in effect) and the Awards and shall pay all fees and expenses necessarily incurred by the Company in connection therewith.
15.Rights of Participants
15.1 Limitation of Rights in Stock. A Participant shall not be deemed for any purpose to be a stockholder of the Company with respect to any of the Shares of Stock subject to an Award, unless and until Shares shall have been issued therefor and delivered to the Participant or his agent. Any Stock to be issued pursuant to Awards granted under the Plan shall be subject to all restrictions upon the transfer thereof which may be now or hereafter imposed by the Certificate of Incorporation and the By-laws of the Company.
15.2 Employment. Nothing contained in the Plan or in any Award Agreement shall confer upon any recipient of an Award any right with respect to the continuation of his or her employment or other association with the Company (or any Affiliate), or interfere in any way with the right of the Company (or any Affiliate), subject to the terms of any separate employment or consulting agreement or provision of law or corporate articles or by-laws to the contrary, at any time to terminate such employment or consulting agreement or to increase or decrease, or otherwise adjust, the other terms and conditions of the recipient’s employment or other association with the Company and its Affiliates.
15.3 Participation. No Participant or other Person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee’s determinations and interpretations with respect thereto need not be the same with respect to each Participant and may be made selectively among Participants, whether or not such Participants are similarly situated.
16.Unfunded Status of Plan
    The Plan is intended to constitute an “unfunded” plan for incentive compensation, and the Plan is not intended to constitute a plan subject to the provisions of ERISA. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or payments with respect to Options, Stock Appreciation Rights and other Awards hereunder, provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.
17.Successors
    All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.
18.Amendment, Modification, Suspension, and Termination
    Subject to Section 8, the Board may, at any time and from time to time, alter, amend, modify, suspend, or terminate the Plan and any Award Agreement in whole or in part; provided, however, that no amendment of the Plan shall be made without stockholder approval if stockholder approval is required by law, regulation, or stock exchange rule. Unless the Board otherwise expressly provides, no amendment of the Plan shall affect the terms of any Award outstanding on the date of such amendment. The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, provided that the Award as amended is consistent with the terms of the Plan or if necessary or advisable for the purpose of conforming the Plan or an Award Agreement to any present or future law relating to plans of this or similar nature (including, without limitation, Section 409A and Section 162(m) of the Code), and to the administrative regulations and rulings promulgated thereunder.
Notwithstanding the foregoing,
(a)    the Board may not amend the Plan to (i) change the description of the persons eligible for Awards under the Plan (ii) increase the number of shares of Stock available under the Plan except as necessary to carry out the provisions of Section 8 (concerning certain adjustments attributable to corporate actions and other events), or (iii) change the basis on which Shares under any Award are taken into account for purposes of the limitation on the number of Shares of Stock available under the Plan, without shareholder approval;
(b)    no Option or Stock Appreciation Right shall be repriced, replaced, or regranted through cancellation, or by lowering the Option Price for a previously granted Option or the grant price of a previously granted SAR, and no Award shall be canceled in exchange for a cash payment from the Company to the Award owner, except under the limited circumstances described above in Section 8.2 relating to Cancellation and Termination of Awards; and
(c)    no amendment or modification of the Plan by the Board, or of an outstanding Award by the Committee, shall impair the rights of the recipient of any Award outstanding on the date of such amendment or modification or such Award, as the case may be, without the recipient’s consent; provided, however, that no such consent shall be required if (i) the Board or Committee, as the case may be, determines in its sole discretion and prior to the date of any Change Of Control that such amendment or alteration either is required or advisable in order for the Company, the Plan or the Award to satisfy any present or future law or regulation, including without limitation the provisions of Section 409A of the Code or to meet the requirements of or avoid adverse financial accounting consequences under any accounting standard, or (ii) the Board or Committee, as the case may be, determines in its sole discretion that such amendment or alteration is not reasonably likely to significantly diminish the benefits provided under the Award, or that any such diminution has been adequately compensated.
19.General Provisions
19.1 Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor the submission of the Plan to the stockholders of the Company shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including without limitation, the granting of stock options and restricted stock other than under the Plan, and such arrangements may be either applicable generally or only in specific cases.
19.2 Notices and Other Communications
(a)Any notice, demand, request or other communication hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or duly sent by first class registered, certified or overnight mail, postage prepaid, or telecopied with a confirmation copy by regular, certified or overnight mail, addressed or telecopied, as the case may be, (i) if to the recipient of an Award, at his or her residence address last filed with the Company and (ii) if to the Company, at its principal place of business, addressed to the attention of its Treasurer, or to such other address or telecopier number, as the case may be, as the addressee may have designated by notice to the addressor. All such notices, requests, demands and other communications shall be deemed to have been received: (i) in the case of personal delivery, on the date of such delivery; (ii) in the case of mailing, when received by the addressee; and (iii) in the case of facsimile transmission, when confirmed by facsimile machine report.
(b)Electronic Delivery. The Company may deliver by e-mail or other electronic means (including posting on a website maintained by the Company or by a third party under contract with the Company all documents relating to the Plan or any Award and all other documents that the Company is required to deliver to its security holders (including prospectuses, annual reports and proxy statements).
19.3 Severability. If any one or more of the provisions contained in this Agreement shall be invalid, illegal or unenforceable in any respect under any applicable law, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.
19.4 Choice of Law; Choice of Forum. The Plan, all Awards and all determinations made and actions taken under the Plan, to the extent not otherwise governed by the laws of the United States, will be governed by the laws of the State of Delaware without giving effect to principles of conflicts of law. For purposes of litigating any dispute that arises under this Plan, a Participant’s acceptance of an Award is his or her consent to the jurisdiction of the State of Delaware, and agreement that any such litigation will be conducted in Delaware Court of Chancery, or the federal courts for the United States for the District of Delaware, and no other courts, regardless of where a Participant’s services are performed.
19.5 Forfeiture and Clawback. Without limiting in any way the generality of the Committee’s power to specify any terms and conditions of an Award consistent with law, and for greater clarity, the Committee may specify in an Award Agreement that the Participant’s rights, payments and benefits with respect to an Award, including any payment of Shares received upon exercise or in satisfaction of an Award under the Plan shall be subject to reduction, cancellation, forfeiture or clawback upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions, without limit as to time. Such events shall include, but not be limited to, failure to accept the terms of the Award Agreement, termination of service under certain or all circumstances, violation of material Company policies, misstatement of financial or other material information about the Company, fraud, misconduct, breach of noncompetition, confidentiality, nonsolicitation, noninterference, corporate property protection, or other agreements that may apply to the Participant, or other conduct by the Participant that the Committee determines is detrimental to the business or reputation of the Company and its Subsidiaries, including facts and circumstances discovered after termination of service. Without limiting the foregoing, the terms of any Award shall be subject to, and shall be deemed automatically to incorporate, any “clawback”, “recovery,” or similar policy adopted by the Company and in effect before or after the grant of such Award.
19.6 Tolling. If exercising an Option or Stock Appreciation Right prior to its expiration is not permitted because of applicable laws, other than the rules of any stock exchange or quotation system on which the Stock is listed or quoted, the Option or Stock Appreciation Right will remain exercisable until 30 days after the first date on which exercise would no longer be prevented by such provisions. If this would result in the Option or Stock Appreciation Right remaining exercisable past the end of its original Option Period, then it will remain exercisable only until the end of the later of (x) the first day on which its exercise would not be prevented by applicable laws and (y) the last day of the Option Period.

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on November 9, 2021. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/AVNW2021**

You may attend the meeting online via webcast and vote during the meeting. Have the information that is printed on this proxy card available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on November 9, 2021. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D59876-P61072 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

AVIAT NETWORKS, INC.

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees:	**For**	**Against**	**Abstain**
1a. John Mutch	☐	☐	☐
1b. Bryan Ingram	☐	☐	☐
1c. Michele Klein	☐	☐	☐
1d. Somesh Singh	☐	☐	☐
1e. Peter Smith	☐	☐	☐
1f. Dr. James C. Stoffel	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.	**For**	**Against**	**Abstain**
2. Ratification of the appointment by the Audit Committee of BDO USA, LLP as the Company's independent registered public accounting firm for fiscal year 2022	☐	☐	☐
3. Advisory, non-binding vote to approve the Company's named executive officer compensation	☐	☐	☐
4. Approval of the Amended and Restated 2018 Incentive Plan	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

D59877-P61072

AVIAT NETWORKS, INC.
Annual Meeting of Stockholders
November 10, 2021
12:30 P.M., CST
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) John Mutch and Peter Smith, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common stock of AVIAT NETWORKS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 12:30 P.M. CST on November 10, 2021, online via webcast at www.virtualshareholdermeeting.com/AVNW2021, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. This proxy also authorize(s) John Mutch and Peter Smith, or either of them, to vote at his discretion on any other matter that may properly come before the meeting or any adjournment or postponement of the meeting.

Continued and to be signed on reverse side